Global Custody Agreement - New York Law
November 2001version
267454:v02
                                                     Exhibit 23(g)
           -------------------------------------------------------

                           GLOBAL CUSTODY AGREEMENT

                                   BETWEEN

                            OPPENHEIMERFUNDS, INC.
               on behalf of each investment company identified
                                as a Customer
                         in Exhibit A attached hereto
          individually and severally, and not jointly and severally

                                     AND

                             JPMORGAN CHASE BANK

                                                 August 16, 2002

ii

ii
Global Custody Agreement -  New York Law
November 2001 version
267454:v02

Global Custody Agreement -  New York Law
November 2001  version
267454:v02
                           GLOBAL CUSTODY AGREEMENT
                              TABLE OF CONTENTS

1.  INTENTION OF THE PARTIES;  DEFINITIONS----------------------------------------3

  1.1 Intention of the Parties----------------------------------------------------3
      ------------------------

  1.2 Definitions-----------------------------------------------------------------3
      -----------

2.  WHAT BANK IS REQUIRED TO DO---------------------------------------------------6

  2.1 Set Up Accounts-------------------------------------------------------------6
      ---------------

  2.2 Cash Account----------------------------------------------------------------6
      ------------

  2.3 Segregation of Assets; Nominee Name-----------------------------------------7
      -----------------------------------

  2.4 Settlement of Trades--------------------------------------------------------7
      --------------------

  2.5 Settlement Procedures; Contractual Settlement Date Accounting---------------8
      -------------------------------------------------------------

  2.6 Settlement Procedures; Actual Settlement Date Accounting--------------------8
      --------------------------------------------------------

  2.7 Income Collection (Autocredit(R))---------------------------------------------9
      ---------------------------------

  2.8 Certain Ministerial Acts----------------------------------------------------9
      ------------------------

  2.9 Corporate Actions-----------------------------------------------------------9
      -----------------

  2.10  Proxies------------------------------------------------------------------10
        -------

  2.11  Statements---------------------------------------------------------------12
        ----------

  2.12  Access to Bank's Records-------------------------------------------------12
        ------------------------

  2.13  Maintenance of Financial Assets at Subcustodian Locations----------------13
        ---------------------------------------------------------

  2.14  Tax Relief Services -----------------------------------------------------13
        --------------------

  2.15  Foreign Exchange Transactions--------------------------------------------13
        -----------------------------
2.16  Compliance with SEC Rule 17f-5
------------------------------------
       ----------------------------------------------------------------------
2.17  Compliance with SEC Rule 17f-7
------------------------------------
       ----------------------------------------------------------------------
2.18  Securities Entitlement Orders
-----------------------------------
       --------------------------------------------------------------------------
2.19  Confirmations
-------------------
       ---------------------------------------------------------------------------------------------

3.  INSTRUCTIONS-----------------------------------------------------------------17

  3.1 Acting on Instructions; Unclear Instructions-------------------------------17
      --------------------------------------------

  3.2 Confirmation of Oral Instructions/Security Devices-------------------------17
      --------------------------------------------------

  3.3 Instructions; Contrary to Law/Market Practice------------------------------18
      ---------------------------------------------

  3.4     Cut-off Times----------------------------------------------------------18
          -------------

4.  FEES EXPENSES AND OTHER AMOUNTS OWING TO BANK--------------------------------18

  4.1 Fees and Expenses----------------------------------------------------------18
      -----------------

  4.2 Overdrafts-----------------------------------------------------------------18
      ----------

5.  SUBCUSTODIANS, SECURITIES DEPOSITORIES AND OTHER AGENTS----------------------19

  5.1 Appointment of Subcustodians-----------------------------------------------19
      ----------------------------

  5.2 Liability for Subcustodians------------------------------------------------20
      ---------------------------

  5.3 Use of Agents--------------------------------------------------------------20
      -------------

6.  ADDITIONAL PROVISIONS RELATING TO CUSTOMER-----------------------------------21

  6.1 Representations of Customer and Bank---------------------------------------21
      ------------------------------------

  6.2 Provision of Additional Information to Bank--------------------------------21
      ----------------------- -------------------

  6.3 Customer is Liable to Bank Even if it is Acting for Another Person---------21
      ------------------------------------------------------------------

7.  WHEN BANK IS LIABLE TO CUSTOMER----------------------------------------------22

  7.1 Standard of Care; Liability------------------------------------------------22
      ---------------------------

  7.2 Force Majeure--------------------------------------------------------------23
      -------------

  7.3 Bank May Consult With Counsel----------------------------------------------23
      -----------------------------

  7.4 Bank Provides Diverse Financial Services and May Generate Profits as a
      -----------------------------------------------------------------------
  Result-------------------------------------------------------------------------23
  ------

8.  TAXATION---------------------------------------------------------------------24

  8.1 Tax Obligations------------------------------------------------------------24
      ---------------

  8.2 Tax Reclaims---------------------------------------------------------------24
      ------------

9.  TERMINATION------------------------------------------------------------------25

10. Miscellaneous----------------------------------------------------------------25

  10.1  Notices------------------------------------------------------------------25
        -------

  10.2  Successors and Assigns---------------------------------------------------25
        ----------------------

  10.3  Interpretation-----------------------------------------------------------26
        --------------

  10.4  Entire Agreement---------------------------------------------------------26
        ----------------

  10.5  Information Concerning Deposits at Bank's London Branch------------------26
        -------------------------------------------------------

  10.6  Insurance----------------------------------------------------------------27
        ---------

  10.7  Governing Law and Jurisdiction-------------------------------------------27
        ------------------------------

  10.8  Severability; Waiver; and Survival---------------------------------------27
        ----------------------------------

  10.9  Counterparts-------------------------------------------------------------28
        ------------

  10.10 No Third Party Beneficiaries---------------------------------------------28
        ----------------------------
  10.11   Confidentiality
          ---------------
----------------------------------------------------------------------------------------
   10.12    Limited Obligations
            -------------------
--------------------------------------------------------------------------

35

Investment Company Rider to Global Custody Agreement
November 2001 version
267462:v01
                           GLOBAL CUSTODY AGREEMENT

      This Agreement,  dated August 16, 2002, is by and between JPMORGAN CHASE
BANK ("Bank"),  with a place of business at 4 MetroTech Center, Attn: Investor
Services,  Brooklyn, New York 11245; and OppenheimerFunds,  Inc., with a place of business at 6803 South Tucson Way, Attn:  Banking  Operations,  Centennial,
Colorado 80112 on behalf of each  investment  company  identified on Exhibit A attached hereto (each hereinafter referred to as the "Customer")  individually and severally, and not jointly and severally.

                   1. INTENTION OF THE PARTIES; DEFINITIONS

1.1   Intention of the Parties.
      ------------------------

      (a)   Customer  hereby  employs the Bank as the Custodian of all assets
            ==================================================================
of  Customer  which  are  delivered  to  and  accepted  by  the  Bank  or any
==============================================================================
Subcustodian,  including  Securities,  Financial  Assets  and cash,  and Bank
==============================================================================
hereby  accepts such  employment,  pursuant to the terms and  conditions  set
==============================================           =====================
forth herein  governing  custodial,  settlement  and certain other  associated
==============
services  offered  by Bank to  Customer.  Bank  will  be  responsible  for the performance  of only  those  duties  that  are set  forth  in this  Agreement.
Customer  acknowledges that Bank is not providing any legal, tax or investment advice in connection with the services hereunder.

      (b)   Investing  in  foreign  markets  may be a  risky  enterprise.  The holding of  Financial  Assets and cash in foreign  jurisdictions  may  involve risks of loss or other  special  considerations.  Bank will not be liable  for any loss that results from Country Risk, as defined herein.
                                       =====================

1.2   Definitions.
      -----------

      (a)   As used herein,  the following terms have the meaning  hereinafter stated.

      "1940 Act" means the Investment Company Act of 1940, as amended.
      =================================================================

      "Account" has the meaning set forth in Section 2.1 of this Agreement.

      "Affiliate" means an entity controlling,  controlled by, or under common control with, Bank.

      "Affiliated Subcustodian" means a Subcustodian that is an Affiliate.

      "Applicable Law" means any statute,  whether  national,  state or local, applicable in the United States or any other country,  the rules of the treaty establishing  the  European  Community,  any other law,  rule,  regulation  or interpretation of any governmental  entity, any applicable common law, and any decree,  injunction,  judgment,  order,  ruling,  or writ of any  governmental entity.

      "Authorized  Person"  means  any  person  who  has  been  designated  by written  notice  from  Customer  (or  by any  agent  designated  by  Customer, including,  without  limitation,  an  investment  manager) to act on behalf of
Customer  hereunder.  Such  persons  will  continue to be  Authorized  Persons until such time as Bank  receives  Instructions  from  Customer (or its agent)
that any such person is no longer an Authorized Person.

      "Bank  Indemnitees"  means Bank and its nominees,  directors,  officers, employees and agents.

      "Bank's  London Branch" means the London branch office of JPMorgan Chase
Bank.

      "Cash Account" has the meaning set forth in Section 2.1(a)(ii).

      "Corporate  Action" means any  subscription  right,  bonus issue,  stock repurchase plan,  redemption,  exchange,  tender offer, class action notice or
                                                        =====================
similar  matter with respect to a Financial  Asset in the  Securities  Account that require  discretionary  action by the holder,  but does not include proxy voting.
======

      "Country  Risk"  means  the risk of  investing  or  holding  assets in a particular  country or market,  including,  but not limited to, risks  arising
from  nationalization,   expropriation  or  other  governmental  actions;  the
country's   financial   infrastructure,   including   prevailing  custody  and
settlement  practices;  laws  applicable  to the  safekeeping  and recovery of
Financial  Assets and cash held in custody;  the regulation of the banking and
securities   industries,   including   changes  in  market   rules;   currency
restrictions,  devaluations or fluctuations;  and market conditions  affecting the orderly execution of securities transactions or the value of assets.

      "Entitlement  Holder"  means  the  person  named  on  the  records  of a
Securities  Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

      "Financial  Asset"  means,  as the  context  requires,  either the asset itself or the means by which a person's  claim to it is  evidenced,  including but not  limited  to a  Security,  a  security  certificate,  or a  Securities
Entitlement.  "Financial Asset" does not include cash.

      "Foreign  Financial  Assets" means Financial  Assets,  including foreign currencies,  for which the primary market is outside the United States and any
cash  and  cash   equivalents   that  are   reasonably   necessary  to  effect
transactions in those Financial Assets.

      "Institutional  Clients" means U.S. registered  investment  companies,
      ========================================================================
major  U.S.  commercial  banks,   insurance  companies,   pension  funds  or
==============================================================================
substantially similar financial  institutions which as part of their ordinary
==============================================================================
business  operations  purchase  or sell  Financial  Assets  and  make  use of
==============================================================================
custodial services in the applicable jurisdiction or market.
============================================================

      "Instructions"  means  instructions  which:  (i) are received by Bank in writing or via Bank's electronic instruction system, SWIFT, telephone,  tested telex,  facsimile  or such other  methods as are for the time being  agreed by
Customer (or an  Authorized  Person) and Bank;  and (ii) Bank believes in good faith have been given by an Authorized  Person or are transmitted  with proper testing or  authentication  pursuant  to terms and  conditions  which Bank may specify.

      "Liabilities" means any liabilities,  losses,  claims,  costs,  damages, penalties,  fines, obligations, or expenses of any kind whatsoever (including, without  limitation,  reasonable  and  appropriate  attorneys',  accountants', consultants' or experts' fees and disbursements).

      "Securities" means stocks, bonds, rights,  warrants and other negotiable
and   non-negotiable   instruments,   whether   issued  in   certificated   or
uncertificated  form,  that are  commonly  traded  or  dealt in on  securities exchanges or financial  markets.  "Securities" also means other obligations of an issuer, or shares,  participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for  investment  and any other property as may be acceptable to Bank for the Securities Account.

      "Securities  Account" means each  Securities  custody  account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

        "Securities Depository" means:
                                =======

        (i) when referring to a securities depository located outside the
        ==================================================================
        U.S., an 'Eligible Securities Depository' which, in turn, shall have
        =====================================================================
        the same meaning  as in SEC Rule 17f-7(b)(1)(i)-(vi) as the same may
        =====================================================================
        be amended from time to time, or that has otherwise been made exempt
        =====================================================================
        pursuant to an SEC exemptive order.
        ====================================

        (ii) when referring to a securities depository located in the U.S.
        ===================================================================
        shall mean a securities depository as defined in SEC Rule 17f-4(a).
        ===================================================================
      .
      "Securities  Entitlement"  means the rights and property interests of an
Entitlement  Holder with  respect to a Financial  Asset as set forth in Part 5 of Article 8 of the Uniform  Commercial  Code of the State of New York, as the
same may be amended from time to time.

      "Securities  Intermediary"  means Bank,  a  Subcustodian,  a  Securities
Depository,  and any other financial  institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

        "Subcustodian" means the following:
                       =====      =========

        (i)  a 'U.S. Bank', which shall mean a U.S. bank as defined in SEC
===========================================================================
rule 17f-5(a)(7);
=================

        (ii)  an 'Eligible Foreign Custodian', which shall mean: (x) a
        ===============================================================
        banking institution or trust company, incorporated or organized under
        ======================================================================
        the laws of a country other than the                       United
        ==================================================================
        States, that is regulated as such by that country's government or an
        =====================================================================
        agency thereof, and (y) a majority-owned direct or indirect
        ============================================================
        subsidiary of a U.S. bank or bank holding company which subsidiary is
        ======================================================================
        incorporated or organized under the laws of a country other than the
        =====================================================================
        United States. In addition, an Eligible Foreign Custodian shall also
        =====================================================================
        mean any other entity that shall have been so qualified by exemptive
        =====================================================================
        order, rule or other appropriate action of the SEC.
        ===================================================

        (iii)  For purposes of clarity, it is agreed that as used in Section
        =========================================================
        5.2(a), the term Subcustodian shall not include any Eligible Foreign
        =====================================================================
        Custodian as to which Bank has not acted as Foreign Custody Manager,
        ====================================================================
        and that Subcustodian includes Affiliated Subcustodians.
           ==================

      (b)   All  terms in the  singular  will  have the  same  meaning  in the plural  unless the  context  otherwise  provides  and vice versa and the word
                                                      ====      ==============
"will" shall be read to mean "shall."
=================================== =

                        2. WHAT BANK IS REQUIRED TO DO

2.1   Set Up Accounts.
      ---------------

      (a)   Bank  will   establish   and  maintain  the   following   accounts
("Accounts"):

            (i)   a Securities  Account in the name of Customer for  Financial
                  Assets,  which  may be  received  by or on behalf of Bank or its Subcustodian  for the account of Customer,  including as an Entitlement Holder; and

            (ii)  an  account in the name of  Customer  ("Cash  Account")  for any and all cash in any  currency  received  by or on behalf of Bank or its Subcustodian for the account of Customer.
                          ====================

Notwithstanding  paragraph  (ii),  cash held in respect of those markets where
Customer  is  required  to have a cash  account in its own name held  directly with the  relevant  Subcustodian  or a Securities  Depository  will be held in that manner and will not be part of the Cash Account.

      (b)   At the request of Customer,  additional  Accounts may be opened in the future, which will be subject to the terms of this Agreement.

2.2   Cash Account.
      ------------

      Except as otherwise  provided in  Instructions  acceptable to Bank,  all cash  held in the Cash  Account  will be  deposited  during  the  period it is credited to the Accounts in one or more deposit  accounts at Bank or at Bank's
London  Branch.  Any cash so  deposited  with  Bank's  London  Branch  will be payable  exclusively  by  Bank's  London  Branch in the  applicable  currency, subject to compliance with Applicable Law, including,  without limitation, any restrictions  on  transactions  in  the  applicable  currency  imposed  by the country of the applicable currency.

2.3   Segregation of Assets; Nominee Name.
      -----------------------------------

      (a)   Bank will identify in its records that Financial  Assets  credited to Customer's  Securities  Account belong to Customer (except as otherwise may be agreed by Bank and Customer).

      (b)   To the extent  permitted  by  Applicable  Law or market  practice,
Bank will  require  each  Subcustodian  to identify  in its own  records  that
Financial  Assets  credited  to  Customer's   Securities   Account  belong  to
                   ===============================================
customers  of Bank,  such  that it is  readily  apparent  that  the  Financial
Assets do not belong to Bank or the Subcustodian.

(c)   Bank is authorized, in its discretion:

            (i)   to  hold  in  bearer  form,  such  Financial  Assets  as are customarily  held in bearer form or are delivered to Bank or its Subcustodian in bearer form;

             (ii)       to  hold  Financial  Assets  in or  deposit  Financial
                  Assets with any  Securities  Depository,  settlement  system or  dematerialized  book  entry or  similar  systems  as to
                                                                      ========
                  which, in the case of a foreign Securities Depository, Bank
                  ============================================================
                  has provided the analysis of custody risks  contemplated by
                  ============================================================
                  Section  (a)(1)(i)(A)  of Rule 17f-7 under the 1940 Act and
                  ============================================================
                  not,  after   delivering  a  notice  required  by  Section
                  ============================================================
                  (a)(1)(i)(B)  of Rule  17f-7  under the 1940 Act,  received
                  ============================================================
                  Instructions from Customer to withdraw securities therefrom
                  ============================================================
                  (a "Reported Depository"); and
                  =========================

(iii) to register in the name of  Customer,  Bank,  a  Subcustodian,  or their
                  respective   nominees,   such   Financial   Assets   as  are
                  customarily held in registered  form;  provided,  however,
                                                      ========================
                  that if it is market  practice in a country  for  Financial
                  ============================================================
                  Assets customarily held in registered form to be registered
                  ============================================================
                  in the name of a Reported Depository, Bank is authorized in
                  ============================================================
                  its  discretion  to register such  Financial  Assets in the
                  ============================================================
                  name of such Reported Depository or its nominee.
                  ===============================================

            (d)   Except  with the  specific  consent  of  Customer,  Customer
======================================================================
authorizes  Bank or its  Subcustodian  to hold  Financial  Assets  in  omnibus accounts or in  Customer's  name,  as required by local market  practice,  and will accept  delivery of Financial  Assets of the same class and  denomination as those deposited with Bank or its Subcustodian.
        ==========

2.4   Settlement of Trades.
      --------------------

      When Bank receives an Instruction  directing settlement of a transaction in (i.e.,  purchase or sale of) Financial Assets that includes all information
   =============================
reasonably  required  by Bank,  Bank will use  reasonable  care to effect such
============
settlement as  instructed.  Settlement  of  transactions  in Financial  Assets will be conducted in  accordance  with  prevailing  standards of the market in which the transaction  occurs for  transactions  by  Institutional  Clients.
                             =================================================
Notwithstanding  applicable  market  standards,  the Bank  shall  not  deliver
==============================================             ===================
Financial  Assets or  payment in  advance  of  receipt  or  settlement  of the expected  consideration  unless  instructed to do so by Customer.  In the case
                       =========================================
of  the  failure  of   Customer's   counterparty   to  deliver  the   expected
consideration   as  agreed,   Bank  will  contact  the  counterparty  to  seek
settlement,  but Bank will not be obligated to  institute  legal  proceedings, file a proof of  claim  in any  insolvency  proceeding,  or take  any  similar action.

2.5   Settlement  Procedures; Contractual Settlement Date Accounting.
      ---------------------------------------------------------------

      (a)   Securities  will be  transferred,  exchanged  or delivered by the
            ==================================================================
Custodian or  Subcustodian  upon receipt by Custodian of  Instructions  which
==============================================================================
include all  information  required by  Custodian.  Bank will use  "contractual
================================================================
settlement date  accounting" as described below with respect to the settlement of trades in those markets where Bank generally offers contractual  settlement date accounting and will notify Customer of those markets from time to time.

            (i)   Sales:  On the settlement  date for a sale, Bank will credit the Cash  Account with the proceeds of the sale and transfer the relevant  Financial Assets to an account at Bank pending settlement of the trade to the extent not already delivered.
                                          =============

            (ii)  Purchases:  On the  settlement  date  for the  purchase  (or
                  earlier,   if   market   practice   generally   used   by
                                                      ========================
                  Institutional  Clients  requires  delivery  of the  purchase
                  ========================
                  price  before  the  settlement  date),  Bank will  debit the
                  Cash  Account  with  the  settlement  amount  and  credit  a
                                 ====
                  separate   account   at  Bank.   Bank  then  will  post  the
                  Securities  Account  as  awaiting  receipt  of the  expected
                  Financial  Assets.  Customer  will  not be  entitled  to the credit in its  Securities  Account of the  Financial  Assets
                  ===========================================
                  that  are  awaiting  receipt  until  Bank or a  Subcustodian actually receives them.

Bank  reserves  the  right to  restrict  in good  faith  the  availability  of contractual  settlement date  accounting for reasons of  insufficient  cash in
Customer's  Cash  Account or local  market  constraints  that  would  prohibit settlement.

      (b)   Bank  may (in  its  absolute  discretion)  upon  oral  or  written notification to Customer  reverse any pending debit or credit made pursuant to
Section 2.5(a) prior to a transaction's  actual settlement,  and Bank will not be liable for any costs or liabilities resulting from such reversal.  Customer acknowledges  that the  procedures  described  in this  sub-section  are of an administrative  nature,  and Bank  does not  undertake  to make  loans  and/or
Financial Assets available to Customer.

2.6   Settlement  Procedures;  Actual Settlement Date Accounting.
      ----------------------------------------------------------

      With respect to any sale or purchase  transaction  that is not posted to the  Account on the  contractual  settlement  date as  referred  to in Section
2.5,  Bank  will  post  the  transaction  on the  date on  which  the  cash or
Financial  Assets  received as  consideration  for the transaction is actually received by Bank.

2.7   Income Collection ; Autocredit(R).
      ---------------------------------

      (a)   Autocredit(R).  Bank will credit all  interest  and  dividends  and
            -------------             ==========================================
all other income and  payments,  including  redemption  proceeds on Financial
==============================================================================
Assets,  whether  paid in cash or in kind,  as the same  become  payable  and
==============================================================================
credit the same to the Cash  Account,  net of any taxes that are  withheld  by
==================
Bank or any third  party.  Bank may reverse  such credits upon oral or written notification  to Customer that Bank believes  that the  corresponding  payment will not be  received by Bank  within a  reasonable  period or such credit was incorrect.

      (b)   Income  Collection.  Bank will use reasonable,  good faith efforts
            ------------------             ===============
to contact  appropriate  parties  to collect  unpaid  interest,  dividends  or redemption  proceeds,  but neither Bank nor its Subcustodians  will be obliged to file any formal  notice of default,  institute  legal  proceedings,  file a proof of claim in any  insolvency  proceeding,  or take any similar  action.
                                                                           ===
With Bank's permission,  which shall not be unreasonably  withheld,  Customer
==============================================================================
may use the name of Bank or a  Subcustodian  when  necessary  to comment  and
==============================================================================
prosecute such legal  proceedings to collect  amounts due, and Bank will, and
==============================================================================
will cause each  Subcustodian  to, cooperate fully with Customer in assisting
==============================================================================
in collecting such amounts.
==========================

2.8   Certain Ministerial Acts.
      ------------------------

      (a)   Until Bank receives Instructions to the contrary, Bank will:

            (i)   present  all  Financial  Assets for which Bank has  received notice  of a call  for  redemption  or that  have  otherwise matured,  and all  income  and  interest  coupons  and other income items that call for payment upon presentation;

            (ii)  execute in the name of  Customer  such  certificates  as may be  required  to obtain  payment  in  respect  of  Financial
                  Assets; and

            (iii) exchange  interim or  temporary  documents  of title held in the Securities Account for definitive documents of title.

      (b)   Bank  may  provide   information   concerning   the   Accounts  to
Subcustodians,  Securities Depositories,  counterparties, issuers of Financial
Assets,   governmental   entities,   securities   exchanges,   self-regulatory
entities,  and similar  entities to the extent  required by Applicable  Law or as may be required by market  practice for accounts of  Institutional  Clients
                                        ======================================
in order to provide the services contemplated by this Agreement.

2.9   Corporate Actions.
      -----------------

      (a)   Subject to the  standard  of  reasonable  care of Section  7.1(a),
Bank will follow Corporate  Actions through receipt of notices from issuers,
          ====================================================================
from Subcustodians, Securities Depositories and notices published in industry
==============================================================================
publications  and reported in reporting  services.  Bank will promptly  notify
========================================================================
Customer of any Corporate  Action of which  information is either (i) received by it or a Subcustodian  to the extent that Bank's central  corporate  actions department has actual  knowledge of the Corporate Action in time to notify its customers  in a  timely  manner;  or (ii)  published  via a formal  notice  in publications  and reporting  services  routinely used by Bank for this purpose in time for Bank to notify its  customers in a timely  manner.  Bank also will use its reasonable  efforts to notify Customer of any class action  litigation for  which  information  is  actually  received  by Bank's  central  corporate actions department but shall not be liable for any Liabilities  arising out of
Bank's   failure  to  identify   Customer's   interest  in  any  class  action
litigation.  Bank does not commit,  however, to provide information concerning
Corporate  Actions or class action  litigation  relating to  Financial  Assets being held at Customer's  request in a name not subject to the control of Bank or its Subcustodian.

      (b)   If an  Authorized  Person fails to provide Bank with  Instructions prior to the deadline  set by the  Securities  Depository  with respect to any
Corporate  Action,  neither  Bank nor its  Subcustodians  or their  respective nominees will take any action in relation to that Corporate Action,  except as otherwise  agreed in  writing by Bank and  Customer  or as may be set forth by
Bank as a default  action in the  notification  it provides  under Section 2.9
(a) with respect to that  Corporate  Action.  If Customer  provides  Bank with
Instructions  with respect to any  Corporate  Action after the deadline set by the Bank but before the deadline set by the Securities Depository,  Bank shall use  commercially  reasonable  efforts  to act on such  Instructions.  If Bank fails to act on  Instructions  provided by Customer  prior to the deadline set by Bank with respect to any Corporate  Action,  Bank will be liable for direct losses incurred by Customer.

      Bank's deadline for receipt of  Instructions  from Customer with respect to any Corporate  Action shall not precede the deadline set by the  Securities
Depository by more than a commercially  reasonable  period of time,  with such interval between the Bank's deadline and the Securities  Depository's deadline as agreed upon between Customer and Bank.

(c)   Bank may sell or otherwise dispose of fractional  interests in Financial
 Assets  arising out of a Corporate  Action  and, to the extent  necessary  to protect  Customer's  interest  in that  Corporate  Action,  credit  the  Cash
 Account with the proceeds of the sale or  disposition.  If some, but not all, of an outstanding  class of Financial  Asset is called for  redemption,  Bank may allot the amount  redeemed  among the  respective  beneficial  holders of such  class of  Financial  Asset in any  basis  such  that  Customer  is not
                                          ====================================
 allocated a higher proportion of the redeemed  Financial Asset than it would
 =============================================================================
 on a pro rata basis.
 ====================

       (d)  Notices of  Corporate  Actions  and class  actions  dispatched  to
Customer may have been  obtained  from sources which Bank does not control and may have been  translated or  summarized.  Although Bank believes such sources to be reliable,  Bank has no duty to verify the information  contained in such notices nor the  faithfulness  of any  translation  or summary  and  therefore does not guarantee its accuracy, completeness or timeliness.

2.10  Proxies.
      -------

      (a)   As may be agreed upon between  Customer  and Bank,  and subject to
            ===============================================================
and upon the terms of this  sub-section,  Bank will  monitor  information  in
                                                   ===========================
accordance  with  standard  procedures  as  notified  to  Customer  and  will
==============================================================================
promptly provide Customer with information  which it receives on matters to be voted upon at meetings of holders of Financial Assets  ("Notifications"),  and
Bank will act in accordance with  Customer's  Instructions in relation to such
Notifications   ("the  active  proxy  voting  service").   If  information  is
received  by Bank at its proxy  voting  department  too late to permit  timely voting by  Customer,  Bank's only  obligation  will be to  provide,  so far as reasonably  practicable,  a Notification (or summary information  concerning a
Notification) on an "information only" basis.

      (b)   The  active  proxy  voting  service is  available  only in certain markets,  details of which are  available  from Bank on request.  Provision of the active proxy voting service is conditional  upon receipt by Bank of a duly completed  enrollment  form as well as  additional  documentation  that may be required for certain markets.

      (c)   Bank will act upon  Instructions  to vote on matters  referred  to in a  Notification,  provided  Instructions  are received by Bank at its proxy voting  department by the deadline  referred to in the relevant  Notification.
If  Instructions  are not  received  in a  timely  manner,  Bank  will  not be obligated to provide further notice to Customer.

      (d)   Bank  reserves  the  right  to  provide   Notifications  or  parts
thereof in the  language  received,  but shall use  commercially  reasonable
                                  ============================================
efforts to provide  such  Notifications  in English in a timely  manner.  Bank
==========================================================================
will attempt in good faith to provide  accurate  and  complete  Notifications, whether or not translated.

      (e)   Customer  acknowledges  that  Notifications  and other information furnished  pursuant to the active proxy voting  service  ("information")  not
                                                                          ====
the  intellectual  property of Customer.  Accordingly,  Customer will not make
                               ========
any use of such  information  except  in  connection  with  the  active  proxy voting service, and to the extent necessary to effectuate Customer's voting.
              =============================================================

      (f)   In  markets   where  the  active  proxy  voting   service  is  not
available or where Bank has not received a duly completed  enrollment  form or
other  relevant   documentation,   Bank  will  not  provide  Notifications  to
Customer  but  will  endeavor  to act  upon  Instructions  to vote on  matters before  meetings  of  holders  of  Financial  Assets  where  it is  reasonably practicable  for Bank (or its  Subcustodians  or  nominees as the case may be)
to do so and where such  Instructions  are  received  in time for Bank to take timely  action  (the  "passive  proxy  voting  service").  Bank  shall  in all events  promptly  send  notices and proxy  information  it receives  either to
Customer or as directed by Customer.

      (g)   Customer  acknowledges that the provision of proxy voting services
(whether active or passive) may be precluded or restricted  under a variety of circumstances.  These circumstances include, but are not limited to:

            (i)   the Financial Assets being on loan or out for registration,

            (ii)  the  pendency of conversion or another Corporate Action;

            (iii) Financial Assets being held at Customer's  request in a name not subject to the control of Bank or its Subcustodian;

            (iv)  Financial  Assets  being  held  in a  margin  or  collateral account at Bank or another  bank or broker,  or otherwise in a manner which affects voting;

            (v)   local market  regulations or practices,  or  restrictions by the issuer;  and

            (vi)  Bank  may  be  required  to  vote  all  shares  held  for  a particular  issue for all of Bank's customers on a net basis
                  (i.e.  a net yes or no vote  based  on  voting  instructions received  from all its  customers).  Where this is the case,
                  Bank will inform Customer by means of the Notification.

      (h)   Notwithstanding  the  fact  that  Bank  may  act  in  a  fiduciary capacity  with  respect to Customer  under  other  agreements,  in  performing active or passive  proxy  voting  services  Bank will be acting  solely as the agent of Customer,  and will not exercise any discretion,  with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.11  Statements and Information Available On-Line.
      --------------------------------------------

      (a)   Bank will send to Customer, or make available to Customer on-line
                          ============                    ============       =
or otherwise at Customer's  reasonable request, at times mutually agreed upon,
===============         ======================
formal  statements  of account  in Bank's  standard  format  for each  Account
        ==========
maintained by Customer with Bank,  identifying  the Financial  Assets and cash held  in  each  Account  (each  such  statement  a  "Statement  of  Account").
Additionally,  Bank will  send (or make  available  on-line  to)  Customer  an advice or  notification  of any  transfers  of cash or  Financial  Assets with respect to each  Account.  Bank will not be liable with  respect to any matter set forth in those  portions  of any  Statement  of Account or any such advice
(or  reasonably  implied  therefrom)  to which  Customer  has not given Bank a written  exception  or  objection  within  ninety  (90) days of receipt of the
                                           ======   ==
Statement  of  Account,  provided  such  matter  is not the  result  of Bank's negligence,  willful misconduct or bad faith.  References in this Agreement to
Statements of Account include Statements of Account in electronic form.

      (b)   Prices and other information  obtained from  non-affiliated  third
                                                         ================
parties  which  may  be  contained  in  any  Statement  of  Account  or  other statement  sent to Customer  have been  obtained from sources Bank believes to be  reliable.  Bank  does  not,  however,  make any  representation  as to the accuracy  of  such  information  or  that  the  prices  specified  necessarily reflect the  proceeds  that would be  received  on a disposal of the  relevant
Financial Assets.

      (c)   Customer  acknowledges  that,  except for Statements of Account or as otherwise  expressly  agreed by Bank,  records and reports  available to it on-line may not be accurate due to valuation  differences by reason of prices
                                   ===========================================
used by Customer to value its  Financial  Assets,  delays in updating  Account
===================================================
records, and other causes.

2.12  Access to Bank's Records.
      ------------------------

      Bank  will  allow  Customer's   independent   public   accountants  such
reasonable  access to the records of Bank  relating to Financial  Assets as is required in connection with their examination of books and records  pertaining to Customer's  affairs.  Subject to  restrictions  under  Applicable Law, Bank also  will  obtain an  undertaking  to permit  Customer's  independent  public
accountants,   reasonable  access  to  the  records  of  any  Subcustodian  of
Securities  held in the  Securities  Account as may be required in  connection with such examination.

2.13  Maintenance of Financial Assets at Subcustodian Locations.
      ---------------------------------------------------------

      (a)   Unless   Instructions   require  another  location  acceptable  to
Bank,  Financial  Assets will be held in the country or  jurisdiction in which their  principal  trading market is located,  where such Financial  Assets may be presented  for  payment,  where such  Financial  Assets were  acquired,  or
where  such  Financial  Assets  are  held  in  a  Reported  Depository.   Bank
                                         =============================
reserves the right to refuse to accept  delivery of  Financial  Assets or cash in  countries  and  jurisdictions  other than those  referred to in Schedule 2 to this Agreement, as in effect from time to time.

      (b)   Bank  will  not be  obliged  to  follow  an  Instruction  to  hold
Financial  Assets with,  or have them  registered  or recorded in the name of, any  person  not  chosen by Bank or its  Subcustodian.  However,  if  Customer
                                =====================
does  instruct  Bank to hold  Financial  Assets  and/or  cash with or register or  record  Financial  Assets in the name of a person  not  chosen by Bank or
                                                                           ===
its  Subcutodian  and  Bank  agrees  to do  so,  except  in a case  in  which
==================                            ================================
registration  or  recording  in the  name of a person  chosen  by Bank or its
==============================================================================
Subcustodian  would impose risks to Customer not present if  registration  or
==============================================================================
recordation  were in a different  name,  the  consequences  of doing so are at
======================================
Customer's  own risk and Bank  (i) will not be  liable  therefor  and (ii) may not provide  services under this Agreement with respect to Financial  Assets s or cash so  held,  including,  without  limitation,  services  provided  under
Sections 2.8, 2.9, 2.10, and 8.2.

2.14  Tax Relief Services.
      -------------------

      Bank will provide tax relief services as provided in Section 8.2.

2.15   Foreign Exchange Transactions.
       -----------------------------

      To facilitate the  administration  of Customer's  trading and investment activity and pursuant to Instructions  from  CustomerBank may, but will not be obliged  to,  enter  into spot or  forward  foreign  exchange  contracts  with
Customer,  and may also provide  foreign  exchange  contracts  and  facilities through its  Affiliates or  Subcustodians.  Instructions,  including  standing
Instructions,  may be issued  with  respect  to such  contracts,  but Bank may establish rules or limitations  concerning any foreign exchange  facility made available.  In all cases where Bank,  its  Affiliates or  Subcustodians  enter
into  a  master  foreign  exchange   contract  that  covers  foreign  exchange
transactions  for the  Accounts,  the terms  and  conditions  of that  foreign exchange  contract and, to the extent not inconsistent,  this Agreement,  will apply to such transactions.

2.16.  Compliance with Securities and Exchange  Commission ("SEC") Rule 17f-5
       -----------------------------------------------------------------------
("Rule     17f-5").
-------------------

      (a)  Customer's  board of directors (or  equivalent  body)  (hereinafter
`Board')  hereby  delegates  to Bank,  and,  as to those  countries  listed in
Schedule 2 hereto (and as the same may be amended on notice to  Customer  from time to time),  Bank hereby accepts the delegation to it, of the obligation to perform as Customer's  `Foreign  Custody  Manager' (as that term is defined in rule 17f-5(a)(3) as promulgated  under the Investment  Company Act of 1940, as amended  ("1940 Act"),  including for the purposes of: (i) selecting  Eligible
Foreign  Custodians (as that term is defined in rule  17f-5(a)(1),  and as the same may be amended from time to time,  or that have  otherwise  been exempted pursuant  to an SEC  exemptive  order) to hold  Foreign  Financial  Assets and
Cash, (ii) evaluating the contractual  arrangements with such Eligible Foreign
Custodians (as set forth in rule  17f-5(c)(2)),  (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b) In connection with the foregoing, Bank shall:

      (i) Promptly  advise  Customer of the placement of Customer's  Financial
      Assets and Cash with an Eligible  Foreign  Custodian in connection  with execution of this Agreement;

      (ii)  provide  written  reports   notifying   Customer's  Board  of  the
      placement of Financial Assets and Cash with particular  Eligible Foreign
      Custodians  and of any  material  change in the  arrangements  with such
      Eligible  Foreign  Custodians,  with  such  reports  to be  provided  to
      Customer's  Board  at such  times  as the  Board  deems  reasonable  and appropriate  based on the  circumstances  of Customer's  foreign custody arrangements  (and until further notice from Customer such reports shall be provided not less than  quarterly  with  respect to the  placement of
      Financial Assets and Cash with particular  Eligible  Foreign  Custodians and with  reasonable  promptness  upon the  occurrence  of any  material change in the arrangements with such Eligible Foreign Custodians);

      (iii)  exercise  such  reasonable   care,   prudence  and  diligence  in
      performing  as  Customer's  Foreign  Custody  Manager as a person having responsibility  for the safekeeping of Foreign Financial Assets and cash would exercise;

      (iv) in selecting an Eligible Foreign  Custodian,  first have determined that  Foreign  Financial  Assets and cash placed and  maintained  in the safekeeping  of such  Eligible  Foreign  Custodian  shall be  subject to reasonable care, based on the standards  applicable to custodians in the relevant  market,  after having  considered all factors  relevant to the safekeeping  of such  Foreign  Financial  Assets  and  cash,  including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

      (v)  determine  that  the  written  contract  with an  Eligible  Foreign
      Custodian  requires that the Eligible  Foreign  Custodian  shall provide reasonable  care for  Foreign  Financial  Assets  and Cash  based on the standards applicable to custodians in the relevant market;

      (vi)  determine  that the  written  contract  with an  Eligible  Foreign
      Custodian    contains    the    provisions    set    forth    in    Rule
      17f-5(c)(2)(i)(A)-(F)  or, in lieu of any of all of the  provisions  set
      forth  in  Rule   17f-5(c)(2)(i)(A)-(F),   other  provisions  that  Bank
      determines will provide,  in their  entirety,  the same or level of care and  protection  for the Foreign  Financial  Assets as the provisions in
      Rule 17f-5(c)(2)(i)(A)-(F), in their entirety; and .

      (vii) have  established  a system to monitor the  initial and  continued
      appropriateness  of maintaining  Foreign  Financial Assets and cash with particular Eligible Foreign Custodians and of the governing  contractual arrangements; it being understood,  however, that in the event that Bank shall have determined that the existing  Eligible Foreign Custodian in a given country would no longer afford Foreign  Financial  Assets and cash reasonable  care and that no other  Eligible  Foreign  Custodian in that country  would afford  reasonable  care,  Bank shall  promptly so advise
      Customer  and shall  then act in  accordance  with the  Instructions  of
      Customer  with  respect  to  the  disposition  of the  affected  Foreign
      Financial Assets and cash.

Subject  to  (b)(i)-(vii)  above,  Bank is  hereby  authorized  to  place  and maintain  Foreign  Financial  Assets  and  cash on  behalf  of  Customer  with
Eligible Foreign Custodians  pursuant to a written contract deemed appropriate by Bank.

      (c) Bank  represents  to Customer  that it is a U.S.  Bank as defined in
Rule  17f-5(a)(7).   Customer   represents  to  Bank  that:  (1)  the  Foreign
Financial  Assets and cash being placed and  maintained in Bank's  custody are subject  to the 1940 Act,  as the same may be amended  from time to time;  (2)
its Board has  determined  that it is reasonable to rely on Bank to perform as
Customer's  Foreign  Custody  in each  country in which  Customer's  Financial
Assets and cash  shall be held  hereunder  and  determined  to accept  Country
Risk.  Nothing  contained  herein shall  require Bank to make any selection or to  engage  in  any  monitoring  on  behalf  of  Customer  that  would  entail consideration of Country Risk.

For  purposes  hereof,  "Country  Risk" shall mean  systemic  risks of holding assets in a particular
country including,  but no limited to, (a) an Eligible Foreign Custodian's use of an Eligible
Securities  Depository as defined in Rule 17f-7 under the  Investment  Company
      Act of 1940 as
amended,  (b) such  country's  financial  infrastructure,  (c) such  country's prevailing custody and
settlement   practices,   (d)   nationalization,    expropriation   or   other
      governmental actions, (e)
 regulation  of the banking or  securities  industry,  (f) currency  controls, restrictions, devaluations
 or  fluctuations,   and  (g)  market  conditions  which  affect  the  orderly
      execution of securities
transactions or affect the value of securities.

      (d) Bank shall provide to Customer such information  relating to Country
Risk as is  specified  in  Schedule  1 hereto.  Customer  hereby  acknowledges that:  (i) such  information is solely  designed to inform  Customer of market conditions and procedures  and is not intended as a  recommendation  to invest or  not  invest  in  particular  markets;  and  (ii)  Bank  has  gathered  the information  from sources it considers  reliable,  but that Bank shall have no responsibility for inaccuracies or incomplete information.

2.17  Compliance with SEC Rule 17f-7 ("Rule 17f-7").
      ----------------------------------------------

      (a) Bank shall have  provided for  consideration  by Customer,  prior to the  placement  of  Customer's  Foreign  Financial  Assets  with any  Eligible
Securities  Depository  in connection  with  execution of this  Agreement,  an analysis of the custody risks associated with maintaining  Customer's  Foreign
Financial Assets with each Eligible  Securities  Depository used by Bank as of the date  hereof (or, in the case of an  Eligible  Securities  Depository  not used by  Bank  as of the  date  hereof,  prior  to the  initial  placement  of
Customer's  Foreign  Financial  Assets  at  such  Depository).  The  foregoing analysis will be provided to Customer at Bank's  Website.  In connection  with
the  foregoing,   Customer  shall  notify  Bank  of  any  Eligible  Securities
Depositories at which it does not choose to have its Foreign  Financial Assets held.  Bank shall  monitor  the  custody  risks  associated  with  maintaining
Customer's   Foreign  Financial  Assets  at  each  such  Eligible   Securities
Depository on a continuing  basis and shall  promptly  notify  Customer or its adviser of any material changes in such risks.

      In conducting the aforementioned  analysis,  Bank shall consider factors relevant to custody risks, including but not limited to:

(i)   the depository's expertise and market reputation;
(ii)  the quality of the despository's services;
(iii) the depository's financial strength;
(iv)  insurance or indemnification arrangements;
(v)   the extent and quality of regulation and independent  examination of the depository;
(vi)  the depository's standing in published ratings;
(vii) the   depository's   internal   controls   and  other   procedures   for
            safeguarding investments; and
(viii)      any related legal proceedings.

      (b) Bank shall  exercise  reasonable  care,  prudence  and  diligence in performing the requirements set forth in Section 2.17(a) above.

      (c)  Based  on  the  information  available  to it in  the  exercise  of diligence,  Bank  shall  determine  the  eligibility  under rule 17f-7 of each depository  before including it on Schedule 3 hereto and shall promptly advise
Customer  if  any  Eligible  Securities  Depository  ceases  to  be  eligible.
(Eligible  Securities  Depositories used by Bank as of the date hereof are set forth in  Schedule  3  hereto,  and as the same may be  amended  on  notice to
Customer from time to time.)

2.18        Securities Entitlement Orders.
            -----------------------------

    Bank  shall at all times be bound by  Instructions  (except  as  otherwise herein  provided)  as to  Securities  Entitlements  of Customer  and shall not permit,  honor or act upon any  prior,  equal or  contemporaneous  claim to or instructions  or orders of any kind with respect to  Financial  Assets or Cash by or from any  other  person  or  entity  of any  kind,  and  shall  keep all
Financial  Assets  and Cash at all  times  free from all  security  interests,
charges,  claims,   mortgages,   pledges  or  other  liens,   restrictions  or
encumbrances  other  than those  arising  in  connection  with  settlement  of transactions  pursuant to this  Agreement  and other  charges and  payments by
Bank as permitted by this Agreement.

2.19  Confirmations.
      --------------

      Bank shall send  Customer  confirmations  of  transfers  to and from the
Accounts at the end of each business day.

                               3. INSTRUCTIONS

3.1   Acting on Instructions; Unclear Instructions.
      --------------------------------------------

      (a)   Customer  authorizes Bank to accept and act upon any  Instructions
received  by  it  without   inquiry.   Customer   will   indemnify   the  Bank
Indemnitees  against,  and hold each of them harmless  from,  any  Liabilities
that  may  be  imposed  on,   incurred  by,  or  asserted   against  the  Bank
Indemnitees  as a result of any action or omission  taken in  accordance  with any  Instructions  or other  directions  upon which Bank is authorized to rely
under  the  terms  of  this  Agreement,   provided  that  Bank  shall  not  be
indemnified  against  or held  harmless  from  any  liability  arising  out of
Bank's negligence, fraud or willful misconduct.

      (b)   Unless  otherwise  expressly   provided,   all  Instructions  will
continue in full force and effect until canceled or superseded.

      (c)   Bank may (in its sole  discretion  and without  affecting any part of this Section 3.1) seek  clarification  or  confirmation  of an  Instruction from an  Authorized  Person and may decline to act upon an  Instruction  if it does not receive  clarification or confirmation  satisfactory to it. Bank will not, except as provided in Section 7.1 hereof,  be liable for any loss arising
   ===========================================
from any delay  while it seeks  such  clarification  or  confirmation  and it
                                                                     =========
documents that it sought clarification or confirmation.
======================================================

      (d)   In  executing  or  paying a payment  order  Bank may rely upon the identifying  number (e.g.  Fedwire  routing number or account) of any party as instructed in the payment  order.  Customer  assumes full  responsibility  for any  inconsistency  between  the name and  identifying  number of any party in payment orders issued to Bank in Customer's name.

3.2   Confirmation of Oral Instructions/Security Devices.
      --------------------------------------------------

      Any   Instructions   delivered  to  Bank  by  telephone   will  promptly
thereafter   be  confirmed   in  writing  by  an   Authorized   Person.   Each
confirmation is to be clearly marked  "Confirmation."  Bank will not be liable for  having  followed  such  Instructions  notwithstanding  the  failure of an
Authorized  Person to send such  confirmation  in  writing  or the  failure of such  confirmation  to  conform  to  the  telephone  Instructions  received,
                                                                           ===
provided that Bank shall have  exercised  reasonable  care in following  such
==============================================================================
Instructions.  In the  event  of a  discrepancy  between  Instructions  and a
==============================================================================
subsequent  confirmation,  Bank  will  immediately  notify  Customer  of such
==============================================================================
discrepancy.    Either   party   may   record   any   of   their    telephonic
===========
communications.   Customer   will   comply   with  any   security   procedures
reasonably  required  by Bank from time to time with  respect to  verification of  Instructions.  Customer  will be  responsible  for  safeguarding  any test keys,  identification  codes or other  security  devices  that  Bank will make available to Customer or any Authorized Person.

3.3   Instructions; Contrary to Law/Market Practice.
      ---------------------------------------------

      Bank need not act upon Instructions  which it reasonably  believes to be contrary  to law,  regulation  or market  practice  and will  immediately  so
                                                  ============================
notify  Customer,  but Bank will be under no duty to  investigate  whether any
================
Instructions comply with Applicable Law or market practice.

3.4   Cut-off Times.
      -------------

      Bank has  established  cut-off  times for receipt of some  categories of
Instruction,  which are consistent with industry  standards for the receipt of such  instructions  and which  will be made  available  to  Customer.  If Bank receives  an  Instruction  after  its  established  cut-off  time,  Bank  will attempt  to act upon the  Instruction  on the day  requested  if Bank deems it practicable  to do so  or  otherwise  as  soon  as  practicable  on  the  next business day.

4.    FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1   Fees and Expenses.
      ----------------- -

      Customer  will pay Bank for its  services  hereunder  the fees set forth in  Schedule A hereto or such other  amounts as may be agreed  upon in writing
from  time  to  time,   together  with  Bank's  reasonable   out-of-pocket  or
incidental   expenses,   including,   but  not  limited  to,   reasonable  and
appropriate  legal fees.  Customer  authorizes Bank to deduct amounts owing to it from the Cash  Account,  for any  undisputed  fees or expenses from time to
                                     ==========
time  more  than 60 days in  arrears.  Bank  may  increase  the  fees for its
      ===================                                   =====    =========
services  hereunder  by not less  than  thirty  days'  notice  in  writing  to
===================
Customer.  Without  prejudice to Bank's other rights,  Bank reserves the right to charge  interest  on  undisputed  overdue  amounts  from the due date until
                         ============
actual  payment  at such  rate as Bank may  reasonably  determine  but not to
                                                                 =============
exceed an annual rate of the then-current Federal funds plus 0.25%.
====================================================================

4.2   Overdrafts.
      ----------

      If a debit  to any  currency  in the  Cash  Account  results  in a debit balance in that currency  (without regard to Cash Account  investments),  then
       ================================================================
Bank may, in its  discretion,  (i) advance an amount  equal to the  overdraft,
(ii) refuse to settle in whole or in part the  transaction  causing such debit balance,  or  (iii)  if any  such  transaction  is  posted  to the  Securities
Account,  reverse  any such  posting.  If Bank elects to make such an advance, the  advance  will be deemed a loan to  Customer,  payable on demand,  bearing interest  at the  applicable  rate  charged  by  Bank  from  time  to time to
                                                                          ====
customers  similar to  Customer,  for such  overdrafts,  from the date of such
===============================
advance to the date of payment  (both  after as well as before  judgment)  and otherwise on the terms on which Bank makes similar  overdrafts  available from time to time.  No prior  action  or  course of  dealing  on  Bank's  part with respect  to the  settlement  of  transactions  on  Customer's  behalf  will be asserted by Customer  against Bank for Bank's  refusal to make advances to the
Cash Account or to settle any  transaction  for which  Customer  does not have sufficient available funds in the applicable currency in the Cash Account.

      Custodian  may,  without  prior notice to Customer,  set off any payment obligation  owed to it by Customer  under this Section 4.2 against  Customer's
Cash  Account,  regardless  of currency  involved.  If,  after set off against
Customer's  Cash  Account,  there  remains a debit  balance under this Section
4.2,  then,  with respect to Financial  Assets in the  Securities  Account and without  prejudice  to Bank's  rights as a Securities  Intermediary  under New
York law (including,  but not limited to, under the Uniform  Commercial Code), upon notice to Customer,  Bank shall be entitled to withhold  delivery of such
Financial  Assets  against  settlement  of pending  trades,  sell or otherwise realize any such  Financial  Assets and to apply the proceeds in  satisfaction of any such payment obligation,  provided that the foregoing is not prohibited by Section 18 of the Investment Company Act of 1940.

         5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1   Appointment of Subcustodians; Use of Securities Depositories.
      ------------------------------------------------------------

      (a)   Bank is  authorized  under this  Agreement to act through and hold
Customer's  Financial  Assets  with  Subcustodians,  being at the date of this
                                     =============
Agreement  the  entities  listed  in  Schedule  2.  Bank  will use  reasonable
                                                ====
care in the selection  and continued  appointment  of such  Subcustodians.  In addition,  Bank and each  Subcustodian may deposit  Financial Assets with, and hold Financial  Assets in, any Reported  Depository or "other U.S.  Securities
                               ====================     ============
Depository."   Customer   will  provide  Bank  with  such   documentation   or
acknowledgements  that  Bank may  reasonably  require  to hold  the  Financial
                                  ============
Assets in such Securities Depositories.
               =======================

      (b)   Any  agreement  Bank enters into with a  Subcustodian  for holding
Bank's  customers'  assets will  provide  that such assets will not be subject to any right,  charge,  security interest,  lien or claim of any kind in favor of such  Subcustodian  or its  creditors  except a claim for payment for their safe custody or administration,  or, in the case of cash deposits,  except for liens or  rights  in favor of  creditors  of the  Subcustodian  arising  under bankruptcy,  insolvency  or similar  law,  and that the  beneficial  ownership thereof  will be freely  transferable  without  the  payment of money or value
other  than  for  safe  custody  or   administration.   Where  a  Subcustodian
deposits  Securities  with  a  Securities  Depository,  Bank  will  cause  the
Subcustodian  to identify on its records as belonging to Bank,  as agent,  the
Securities   shown  on  the   Subcustodian's   account   at  such   Securities
Depository.  This  Section  5.1(b) will not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

      (c)   Bank  will  not be  liable  for  any  act or  omission  by (or the insolvency  of) any  Securities  Depository.  In the event  Customer  incurs a loss due to the negligence,  willful misconduct, or insolvency of a Securities
Depository,  Bank will make good faith  efforts,  in its  discretion,  to seek recovery  from the  Securities  Depository,  but Bank will not be obligated to institute  legal  proceedings,  file  a  proof  of  claim  in  any  insolvency proceeding, or take any similar action.

5.2   Liability for Subcustodians.
      ---------------------------

      (a)   Subject to Section  7.1(b),  Bank will be liable for direct losses incurred by Customer that result from:

            (i)   the failure by a Subcustodian  to use reasonable care in the provision of  custodial  services by it in  accordance  with the  standards  prevailing  in  the  relevant  market  for
                                                                         =====
                  Institutional   Clients   or  from  the  fraud  or   willful
                  ==========================
                  misconduct or default of such  Subcustodian in the provision
                             ===========
                  of custodial services by it; or

            (ii)  the    bankruptcy   or   insolvency   of   any    Affiliated
                     ===================
                  Subcustodian.

      (b)   Subject to Section 7.1(b) and Bank's duty to use  reasonable  care
                               === =
in the  monitoring  of a  Subcustodian's  financial  condition as reflected in its published  financial  statements  and other publicly  available  financial information  concerning  it, Bank will not be  responsible  for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

      (c)   Bank   reserves   the   right   to   add,    replace   or   remove
Subcustodians.  Bank will give prompt  notice of any such  action,  which will be advance  notice if  practicable.  Bank will identify the name,  address and principal  place of business of any  Subcustodian  and the name and address of the  governmental  agency or other  regulatory  authority  that  supervises or regulates such Subcustodian.

5.3   Use of Agents.
      -------------

      (a)   Bank may provide  certain  services under this  Agreement  through third  parties,  which may be  Affiliates.  Except to the extent  provided  in
Section 5.2 with respect to  Subcustodians,  Bank will not be responsible  for any loss as a result of a failure by any broker or any other  third party that it selects and retains using  reasonable  care to provide  ancillary  services that it may not customarily  provide itself,  including,  without  limitation, delivery  services and  providers  of  information  regarding  matters such as pricing, proxy voting or Corporate Actions. Nevertheless,  Bank will be liable for the performance of any such service  provider  selected by Bank that is an
                                =================
Affiliate  to the same extent as Bank would have been  liable if it  performed such services itself.

      (b)   In the case of the  sale  under  Section  2.9(c)  of a  fractional interest (or in other cases where  Customer has requested  Bank to arrange for execution  of a trade)  Bank  will  place  trades  with a  broker  which is an
Affiliate to the extent that Bank has  established  a program for such trading
with  such   Affiliate.   An  affiliated   broker  may  charge  its  customary
commission  (or  retain  its  customary  spread)  with  respect  to  any  such transaction.

                6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1   Representations of Customer and Bank.
      ------------------------------------

      (a)   Customer  represents  and warrants that (i) it has full  authority and power,  and has obtained all necessary  authorizations  and  consents,  to deposit and  control the  Financial  Assets and cash in the  Accounts,  to use
Bank as its  custodian  in  accordance  with the terms of this  Agreement,  to incur  indebtedness  as  contemplated  by this  Agreement,  and to enter  into foreign exchange  transactions;  (ii) assuming  execution and delivery of this
Agreement by Bank,  this  Agreement  is  Customer's  legal,  valid and binding obligation,  enforceable  in  accordance  with its terms and it has full power and  authority to enter into and has taken all necessary  corporate  action to authorize  the  execution  of this  Agreement  (iii) it has not  relied on any oral or written  representation  made by Bank or any person on its behalf, and acknowledges  that this  Agreement  sets out to the fullest  extent the duties of Bank;  and (iv) it is a  resident  of the United  States  and shall  notify
Bank of any changes in residency.

      (b)   Bank  represents  and  warrants  that (i) assuming  execution  and delivery of this  Agreement  by  Customer,  this  Agreement  is Bank's  legal, valid and binding  obligation,  enforceable in accordance with its terms, (ii)
it has full  power and  authority  to enter  into and has taken all  necessary corporate  action to authorize the execution of this Agreement,  (iii) it has
                                                              ================
not  relied on any oral or written  representation  made by  Customer  or any
==============================================================================
person on its behalf,  and  acknowledges  that this Agreement sets out to the
==============================================================================
fullest  extent the duties of Customer;  and (iv) it is qualified to act as a
==============================================================================
custodian for investment companies registered under the 1940 Act.
================================================================

Each party may rely upon the above or the  certification  of such other  facts
==========
as may be required to perform its obligations hereunder.
                      ======= ===

6.2   Provision of Additional Information.
      -----------------------------------

      Upon  request,  each  party  will  promptly  provide  to the other  such
                      ===========                              =========
information  about  itself  and its  financial  status as the other  party may
                                                          ================
reasonably  request,  including its  organizational  documents and its current
                                ===
audited and unaudited financial statements.

6.3   Customer is Liable to Bank Even if it is Acting for Another Person.
      ------------------------------------------------------------------

      If  Customer  is  acting  as an agent  for a  disclosed  or  undisclosed principal  in respect of any  transaction,  cash,  or  Financial  Asset,  Bank nevertheless  will treat Customer as its principal for all purposes under this
Agreement.  In this regard,  Customer will be liable to Bank as a principal in respect of any  transactions  relating to the Account.  The foregoing will not affect any rights Bank might have against Customer's principal.

                      7. WHEN BANK IS LIABLE TO CUSTOMER

7.1   Standard of Care; Liability.
      ---------------------------

      (a)   Bank  will  use  reasonable  care in  performing  its  obligations under this  Agreement.  Bank will not be in violation of this  Agreement  with respect  to  any  matter  as to  which  it has  satisfied  its  obligation  of reasonable care.

      (b)   Bank will be liable for  Customer's  direct  damages to the extent they result from Bank's  negligence or willful  misconduct  in performing  its duties as set out in this  Agreement  and to the  extent  provided  in Section
5.2(a)  or  breach  of  any  warranty  or   representation   made  under  this
Agreement.  In  the  event  of  such  negligence  or  willful  misconduct  the liability  of the Bank in  connection  with the loss or damage will not exceed
(i) the lesser of the  current  replacement  cost of any  Financial  Assets or the  market  value of the  Financial  Assets  to  which  such  loss or  damage relates at the time the  Customer  reasonably  should  have been aware of such negligence or willful misconduct,  plus (ii) compensatory  interest up to that time at the  rate  applicable  to the base  currency  of the  Customers'  Cash
Account.  Nevertheless,  under no  circumstances  will Bank be liable  for any indirect,  incidental,  consequential or special damages  (including,  without limitation,  lost  profits)  of any form  incurred  by any  person or  entity, whether  or not  foreseeable  and  regardless  of the type of  action in which
such  a  claim  may  be  brought,   with  respect  to  the  Accounts,   Bank's
performance hereunder, or Bank's role as custodian.

      (c)   Customer will  indemnify the Bank  Indemnitees  against,  and hold them harmless from,  any  Liabilities  that may be imposed on,  incurred by or asserted  against any of the Bank Indemnitees to the extent in connection with
                                              ==============
or arising out of (i) Bank's  performance  under this Agreement,  provided the
Bank  Indemnitees  have not  acted  with  negligence  or  engaged  in fraud or willful  misconduct in connection with the Liabilities in question or (ii) any action or omission taken by Bank or such Bank  Indemnitees in accordance with
============================     =============================================
any  Instructions or other directions of Customer on which Bank is authorized
=====================================            =============================
hereunder to rely.  Nevertheless,  Customer will not be obligated to indemnify
=================
any  Bank  Indemnitee  under  the  preceding  sentence  with  respect  to  any
Liability for which Bank is liable under Section 5.2 of this Agreement.

      (d)   Without limiting  Subsections  7.1(a),  (b) or (c), Bank will have
no  duty  or  responsibility  to:  (i)  question   Instructions  or  make  any
suggestions to Customer or an Authorized Person regarding such Instructions,
                                                                           ===
except as provided in Section 3.2,  provided  that the  Instructions  are not
==============================================================================
clearly incorrect on their face; (ii) supervise or make  recommendations  with
===============================
respect to  investments  or the  retention of Financial  Assets;  (iii) advise
Customer  or an  Authorized  Person  regarding  any  default in the payment of principal or income of any security  other than as provided in Section  2.7(b)
of this  Agreement;  (iv) except as may otherwise be required by Sections 2.16 or 2.17,  evaluate  or report to Customer or an  Authorized  Person  regarding the financial  condition of any broker,  agent or other party to which Bank is instructed by an  Authorized  Person to deliver  Financial  Assets or cash; or
           ==========================
(v)  review or  reconcile  trade  confirmations  received  from  brokers  (and
Customer  or  its  Authorized  Persons  issuing  Instructions  will  bear  any responsibility to review such  confirmations  against  Instructions  issued to and Statements of Account issued by Bank).

         (e) Promptly after receipt by Bank of notice of commencement of any
=============================================================================
action, Bank will, if a claim in respect thereof is  made against Customer
===========================================================================
under this Agreement, notify Customer of the commencement thereof; but the
===========================================================================
omission so to notify Customer will not relieve it from any liability which
============================================================================
it may have to Customer otherwise than under this Agreement. In case any such
==============================================================================
action is brought against Bank, and it notified Customer of the commencement
=============================================================================
thereof, Customer will be entitled to participate therein and, to the extent
=============================================================================
that Customer may wish, assume the defense thereof; provided, that in the
==========================================================================
case of any claim that Bank deems significant, Bank shall have the right to
============================================================================
consent to Customer's choice of counsel in its defense of such action, such
============================================================================
consent not to be unreasonably withheld. After notice from Customer of
=======================================================================
Customer's intention to assume the defense of an action, Bank shall bear the
=============================================================================
expenses of any additional counsel obtained by Bank, and Customer shall not
============================================================================
be liable to Bank under this section for any legal or other expenses
=====================================================================
subsequently incurred by Bank in connection with the defense thereof other
===========================================================================
than reasonable costs of investigation. Bank shall in no case confess any
==========================================================================
claim or make any compromise in any case in which Customer is asked to
=======================================================================
indemnify Bank except with Customer's prior written consent.
============================================================

7.2   Force Majeure.
      -------------

      Bank will  maintain and update from time to time  business  continuation and disaster  recovery  procedures  with respect to its custody  business that it determines from time to time meet  reasonable  commercial  standards.  Bank will have no liability,  however,  for any damage,  loss, expense or liability of any nature  that  Customer  may  suffer or incur,  caused by an act of God, fire,  flood,  civil  or  labor  disturbance,  war,  act of  any  governmental authority  or other  act or  threat of any  authority  (de jure or de  facto), malfunction  of  equipment  or  software  (except  where such  malfunction  is primarily  attributable  to Bank's  negligence in maintaining the equipment or software),  failure of  operations  of any  external  funds  transfer  system, inability to obtain or  interruption  of external  communications  facilities, or any  cause  beyond  the  reasonable  control  of  Bank  (including  without limitation, the non-availability of appropriate foreign exchange).

7.3   Bank  May Consult With Counsel.
      ------------------------------

      Bank  will be  entitled  to rely  on,  and may act upon  the  advice  of professional  advisers  in relation  to matters of law,  regulation  or market practice (which may be the  professional  advisers of Customer),  and will not be liable to Customer for any action  reasonably  taken or omitted pursuant to
                                      ============
such advice of which it promptly notifies Customer.
           =======================================

7.4   Bank Provides Diverse Financial  Services and May Generate Profits as a
      ------------------------------------------------------------------------
Result.
------

      Customer  acknowledges  that Bank or its  Affiliates may have a material interest  in  transactions  entered  into  by  Customer  with  respect  to the
Account  or that  circumstances  are  such  that  Bank  may  have a  potential conflict of duty or interest.  For  example,  Bank or its  Affiliates  may act as a market  maker in the  Financial  Assets  to  which  Instructions  relate, provide  brokerage  services to other customers,  act as financial  adviser to the issuer of such  Financial  Assets,  act in the same  transaction  as agent for more  than one  customer,  have a  material  interest  in the issue of the
Financial  Assets;  or earn  profits  from any of these  activities.  Customer further  acknowledges  that Bank or its  Affiliates  may be in  possession  of
investment-related   information   tending  to  show  that  the   Instructions
received  may not be in the best  interests  of Customer  but that Bank is not under any duty to disclose any such information.

                                 8. TAXATION

8.1   Tax Obligations.
      ---------------

      (a)   Customer  confirms that Bank is authorized to deduct from any cash received or credited to the Cash  Account any taxes or levies  required by any revenue or governmental authority in respect of Customer's Accounts; provided
                                                                   ===========
that such cash shall be paid to such revenue or governmental authority or set
==============================================================================
aside in a separate account of Customer for such purpose.
========================================================

      (b)   Customer will provide to Bank such certifications,  documentation, and information as it may reasonably require in connection with taxation.
                          ===========

      (c)    Customer  will  be  responsible  for  the  payment  of all  taxes relating to the  Financial  Assets in the  Securities  Account.  Customer will indemnify  and hold Bank  harmless  from and against any and all  liabilities, penalties,  interest or additions  to tax with  respect to or resulting  from, any delay in, or  failure  by,  Bank (i) to pay,  withhold  or report any U.S.
federal,  state or  local  taxes or  foreign  taxes  imposed  on  Customer's
                                                                ==============
Financial  Assets,  or (ii) to report interest,  dividend or other income paid
=================
or credited to the Cash Account, provided,  however, that Customer will not be liable to Bank for any penalty or  additions to tax due as a result of Bank's
                                                        ======================
failure  to pay or  withhold  tax or to  report  interest,  dividend  or other
=======     ===     ========         ==========
income  paid or  credited  to the Cash  Account  solely as a result of Bank's
                                                 =============================
negligent acts or omissions.
===========================

8.2   Tax Reclaims.
      -------------

      (a)   Subject to the  provisions of this Section,  Bank will apply for a reduction of withholding  tax and any refund of any tax paid or tax credits in respect of income  payments on  Financial  Assets  credited to the  Securities
Account that Bank believes may be  available.  To defray  expenses  pertaining to nominal tax claims,  Bank may from  time-to-time set minimum  thresholds as to a de minimus  value of tax reclaims or reduction  of  withholding  which it will pursue in respect of income payments under this section.  Notwithstanding any  minimum  threshold  set  by  Bank,  Bank  will  file  a  tax  reclaim  or application for reduction of withholding if requested by Customer.

      (b)   The  provision  of a tax  reclaim  service by Bank is  conditional
                                      =======
upon Bank  receiving from Customer (i) a declaration of its identity and place of  residence  and (ii)  certain  other  documentation  requested by Bank (pro
                                                        ==================
forma  copies of which are  available  from  Bank),  prior to the  receipt  of
Financial Assets in the Account or the payment of income.

      (c)   Bank will  perform  tax  reclaim  services  only with  respect  to
                                     =======
taxation  levied  by the  revenue  authorities  of the  countries  advised  to
Customer from time to time and Bank may, by  notification  in writing,  in its absolute  discretion,  supplement  or amend  the  countries  in which  the tax relief  services  are  offered.  Other  than  as  expressly  provided  in this
Section 8.2, Bank will have no  responsibility  with regard to Customer's  tax position or status in any jurisdiction.

      (d)   Customer   confirms  that  Bank  is  authorized  to  disclose  any
information required by any revenue authority or any governmental entity with
            ========                                                     =====
appropriate jurisdiction in relation to the processing of any tax reclaim.
=========================                                          ======

                                  9. TERMINATION

      This Agreement  will continue until  terminated by either Bank giving to
Customer,  or  Customer  giving to Bank , a notice in writing  specifying  the date of termination,  which date shall be not less than 60 days after the date of giving such  notice.  If Customer  gives  notice of  termination,  Customer shall  designate a successor  custodian or custodian to whom Bank must deliver the Financial  Assets and cash. If Bank gives notice of termination,  Customer shall,  within  sixty days of the  notice,  notify  Bank as to identity of the successor  custodian or  custodians.  Upon the date of  termination  specified in the notice,  this  Agreement  shall  terminate,  and Bank shall deliver the
Financial  Assets  and  cash to the  successor  custodian(s).  If a  successor custodian is not  designated  by Customer in  accordance  with the  foregoing,
Bank  shall,  upon  the  date  of  termination  specified  in  the  notice  of termination, deliver the Financial Asset and cash to Customer.

      Bank will in any event be  entitled  to deduct  any  undisputed  amounts
                                                           ============
owing  to it  prior  to  delivery  of the  Financial  Assets  and  cash  (and, accordingly,  Bank will be  entitled  to sell  Financial  Assets and apply the sale proceeds in  satisfaction  of undisputed  amounts owing to it).  Customer
                                  ===========
will  reimburse  Bank  promptly  for all  out-of-pocket  expenses it incurs in delivering  Financial  Assets upon  termination.  Termination  will not affect any of the  liabilities  either  party  owes to the other  arising  under this
Agreement prior to such termination.

                                 10. MISCELLANEOUS

10.1  Notices.
      -------

      Notices (other than  Instructions)  will be served by registered mail or hand  delivery  to the  address  of the  respective  parties as set out on the first page of this  Agreement,  unless notice of a new address is given to the other  party in writing.  Notice will not be deemed to be given  unless it has been received.

10.2  Successors and Assigns.
      ----------------------

        This Agreement will be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld. In the event
                                                             ==============
that Customer substitutes another bank or trust company for Bank due to a
==========================================================================
change in
=========
control of Bank, Bank shall pay all of Customer's reasonable expenses
======================================================================
incurred in connection with the transition to the successor custodian,
=======================================================================
including, without limitation, the expenses associated with the transfer of
============================================================================
securities, monies and other properties and Customer's negotiation of new
==========================================================================
custodian contractual documentation.
====================================

10.3  Interpretation.
      --------------

      Headings  are  for  convenience  only  and are not  intended  to  affect interpretation.  References  to sections  are to  sections  of this  Agreement and  references to  sub-sections  and paragraphs  are to  sub-sections  of the sections and paragraphs of the sub-sections in which they appear.

10.4  Entire Agreement.
      ----------------

      (a)   The following Rider(s) are incorporated into this Agreement:

            ___   Cash Trade Execution;

            ___   Cash Sweep;

            ___   Accounting Services;

            ___   Mutual Fund.

      (b)   This  Agreement,  including the  Schedules,  Exhibits,  and Riders
(and any  separate  agreement  which  Bank and  Customer  may enter  into with respect  to any Cash  Account),  sets out the  entire  Agreement  between  the parties in connection with the subject matter,  and this Agreement  supersedes any  other  agreement,  statement,  or  representation  relating  to  custody, whether  oral or  written.  Amendments  must be in writing  and signed by both parties.

10.5  Information Concerning Deposits at Bank's London Branch.
      -------------------------------------------------------

      Under U.S federal  law,  deposit  accounts  that  Customer  maintains in
Bank's foreign  branches  (outside of the U.S.) are not insured by the Federal
Deposit Insurance  Corporation  ("FDIC");  in the event of Bank's liquidation, foreign branch deposits have a lesser preference than U.S. deposits;  and such foreign  deposits are subject to cross-border  risks.  Bank's London Branch is a member of the  United  Kingdom  Deposit  Protection  Scheme  (the  "Scheme")
established  under  Banking Act 1987 (as amended).  This Scheme  provides that in the event of Bank's  insolvency  payments may be made to certain  customers of Bank's  London  Branch.  Payments  under the Scheme are limited to 90% of a depositor's  total  cash  deposits  subject  to a maximum  payment  to any one depositor of(pound)18,000 (or 20,000 euros if greater).  Most deposits  denominated in sterling and other  European  Economic Area  Currencies  and euro made with
Bank within the United  Kingdom  are  covered.  Further  details of the Scheme are available on request.

10.6  Insurance.
      ---------

      Bank will not be required to maintain  any  insurance  coverage  for the benefit of Customer.

10.7  Governing Law and Jurisdiction.
      ------------------------------ -

      This  Agreement will be construed,  regulated,  and  administered  under the laws of the United  States or State of New York,  as  applicable,  without regard  to New  York's  principles  regarding  conflict  of laws.  The  United
States  District  Court for the  Southern  District  of New York will have the
sole  and  exclusive   jurisdiction   over  any  lawsuit  or  other   judicial
proceeding  relating to or arising  from this  Agreement.  If that court lacks federal  subject  matter  jurisdiction,  the Supreme Court of the State of New
York,  New York County will have sole and  exclusive  jurisdiction.  Either of these  courts  will  have  proper  venue  for any  such  lawsuit  or  judicial
proceeding,   and  the  parties   waive  any   objection  to  venue  or  their
convenience  as a forum.  The parties agree to submit to the  jurisdiction  of any of  the  courts  specified  and to  accept  service  of  process  to  vest personal  jurisdiction  over them in any of these courts.  The parties further hereby knowingly,  voluntarily and intentionally  waive, to the fullest extent permitted  by  Applicable  Law,  any right to a trial by jury with  respect to
any  such  lawsuit  or  judicial   proceeding  arising  or  relating  to  this
Agreement or the transactions  contemplated  hereby. To the extent that in any jurisdiction  Customer may now or  hereafter be entitled to claim,  for itself or its assets,  immunity  from suit,  execution,  attachment  (before or after judgment)  or other legal  process,  Customer  shall not claim,  and it hereby irrevocably waives, such immunity.

10.8  Severability; Waiver; and Survival.
      ----------------------------------

      (a)   If one or more  provisions  of this  Agreement  are held  invalid, illegal  or  unenforceable  in any  respect  on the  basis  of any  particular
circumstances   or  in  any   jurisdiction,   the   validity,   legality   and
enforceability  of such provision or provisions  under other  circumstances or in other jurisdictions and of the remaining  provisions will not in any way be affected or impaired.

      (b)  Except as  otherwise  provided  herein,  no failure or delay on the part of either party in exercising any power or right hereunder  operates as a waiver,  nor  does  any  single  or  partial  exercise  of any  power or right preclude any other or further exercise,  or the exercise of any other power or right. No waiver by a party of any provision of this  Agreement,  or waiver of any breach or default,  is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

      (c)   Each  party's  rights,   protections,   and  remedies  under  this
            ===========
Agreement shall survive its termination.

10.9  Counterparts.
      ------------

      This  Agreement  may be executed in several  counterparts  each of which will be deemed to be an original  and  together  will  constitute  one and the same agreement.

10.10 No Third Party Beneficiaries.
      ----------------------------

      A person  who is not a party to this  Agreement  shall  have no right to enforce any term of this Agreement.

10.11   Confidentiality.
========----------------

         Bank shall not disclose any information regarding Customer's
======================================================================
Securities, Securities Account, Financial Assets or cash under this Agreement
==============================================================================
except as is reasonably necessary to provide services to Customer, as
======================================================================
required by law or regulation or the organizational documents of the issuer
============================================================================
of any Financial Asset, or otherwise with the consent of Customer. Customer
============================================================================
agrees to keep this Agreement confidential and, except where disclosure is
===========================================================================
required by law or regulation, shall only disclose it (or any part of it)
==========================================================================
with the prior written consent of Bank.
=======================================

10.12   Limited Obligations.
========-------------------=

         With respect to a Customer organized as a Massachusetts business
==========================================================================
trust, a copy of such Customer's Declaration of Trust is on file with the
==========================================================================
Secretary of State of The Commonwealth of Massachusetts, the Bank
==================================================================
acknowledges that the obligations of or arising out of this Agreement with
===========================================================================
respect to such Customer are not binding upon any of such Customer's
=====================================================================
trustees, officers, employees, agents or shareholders individually, but are
============================================================================
binding solely upon the assets and property of the Customer in accordance
==========================================================================
with its proportionate interest hereunder. Bank further acknowledges that the
==============================================================================
assets and liabilities of each series are separate and distinct, and that the
==============================================================================
obligations of or arising out of this Agreement are binding solely upon the
============================================================================
assets or property of the series on behalf of which the Customer has executed
==============================================================================
this instrument. Bank also agrees that the obligations of each Customer and
============================================================================
series hereunder shall be several and not joint, in accordance with its
========================================================================
proportionate interest hereunder, and agrees not to proceed against any
========================================================================
Customer or series for the obligations of another Customer or series.
=====================================================================

         Customers may be added or deleted as parties to this Agreement from
=============================================================================
time to time by amendment to Exhibit A.
=======================================

                                    OPPENHEIMERFUNDS, INC.

                              By:_______________________________________
                                    Title:    Senior   Vice    President   and
                                    Treasurer,  on behalf  of each  investment
                                    company   identified   as  a  Customer  in
                                    Exhibit  A  attached  hereto  individually
                                    and   severally,   and  not   jointly  and
                                    severally

                                    JPMORGAN CHASE BANK

                                    By:_______________________________________

                                    Title:___________________________________

                                                      EXHIBIT A
                                                      ---------

List of  Investment  Companies  that are a Party to this  Agreement  (each,  a
"Customer"):

--------------------------------------------------------------------------
                                Fund Name
--------------------------------------------------------------------------
-----------------------------------
Oppenheimer Champion Income Fund
-----------------------------------
--------------------------------------------------------------------------
Oppenheimer Strategic Income Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer
Strategic Bond Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer High Yield Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Integrity Funds for the account of Oppenheimer Bond Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of  Oppenheimer Main
Street Small Cap Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Capital  Appreciation Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Global Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Global
Securities Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Growth Portfolio
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Total Return Portfolio
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer
Capital Appreciation Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Government Securities
Portfolio
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Panorama Series Fund, Inc. for the account of Oppenheimer International
Growth Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer
Aggressive Growth Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Bond
Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer High
Income Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer Main
Street Growth & Income Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account Oppenheimer Money
Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Variable Account Funds for the account of Oppenheimer
Multiple Strategies Fund/VA
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Multi-Sector Income Trust
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Real Asset Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Developing Markets Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer International  Small Company Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer International Growth Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oppenheimer International Bond Fund
--------------------------------------------------------------------------

Schedule A
-----------

FEES
-----

OppenheimerFunds Fee Schedule                                  August 16, 2002

                Domestic Custody Services
                                            Annual
 Market Value Fees                       Safekeeping
                                        (basis points)
----------------------------------------------------------
----------------------------------------------------------
 First $15 billion                    0.15 bp
----------------------------------------------------------
----------------------------------------------------------
 Next $10 billion                     0.10 bp
----------------------------------------------------------
----------------------------------------------------------
 Over $25 billion                     0.05 bp
----------------------------------------------------------

                 Global Custody Services
----------------------------------------------------------
                                            Annual
 Market                                  Safekeeping
                                        (basis points)
----------------------------------------------------------
----------------------------------------------------------
 Argentina                            25
----------------------------------------------------------
----------------------------------------------------------
 Australia                            3.8
----------------------------------------------------------
----------------------------------------------------------
 Austria                              4
----------------------------------------------------------
----------------------------------------------------------
 Bahrain                              45
----------------------------------------------------------
----------------------------------------------------------
 Bangladesh                           35
----------------------------------------------------------
----------------------------------------------------------
 Belgium                              6
----------------------------------------------------------
----------------------------------------------------------
 Bermuda                              45
----------------------------------------------------------
----------------------------------------------------------
 Botswana                             35
----------------------------------------------------------
----------------------------------------------------------
 Brazil                               10
----------------------------------------------------------
----------------------------------------------------------
 Bulgaria                             50
----------------------------------------------------------
----------------------------------------------------------
 Canada                               1.43
----------------------------------------------------------
----------------------------------------------------------
 CEDEL/Euroclear                      1.75
----------------------------------------------------------
----------------------------------------------------------
 Chile                                25
----------------------------------------------------------
----------------------------------------------------------
 China (Shanghai)                     35
----------------------------------------------------------
----------------------------------------------------------
 China (Shenzhen)                     35
----------------------------------------------------------
----------------------------------------------------------
 Colombia                             35
----------------------------------------------------------
----------------------------------------------------------
 Croatia                              45
----------------------------------------------------------
----------------------------------------------------------
 Cyprus                               40
----------------------------------------------------------
----------------------------------------------------------
 Czech Republic                       25
----------------------------------------------------------
----------------------------------------------------------
 Denmark                              6
----------------------------------------------------------
----------------------------------------------------------
 Ecuador                              40
----------------------------------------------------------
----------------------------------------------------------
 Egypt                                25
----------------------------------------------------------
----------------------------------------------------------
 Estonia                              45
----------------------------------------------------------
----------------------------------------------------------
 Euro CDs                             1.75
----------------------------------------------------------
----------------------------------------------------------
 Finland                              4
----------------------------------------------------------
----------------------------------------------------------
 France                               2.15
----------------------------------------------------------
----------------------------------------------------------
 Germany                              1.5
----------------------------------------------------------
----------------------------------------------------------
 Ghana                                40
----------------------------------------------------------
----------------------------------------------------------
 Greece                               40
----------------------------------------------------------
----------------------------------------------------------
 Hong Kong                            2.85
----------------------------------------------------------
----------------------------------------------------------
 Hungary                              15
----------------------------------------------------------
----------------------------------------------------------
 India                                16
----------------------------------------------------------
----------------------------------------------------------
 Indonesia                            12
----------------------------------------------------------
----------------------------------------------------------
 Ireland                              6
----------------------------------------------------------
----------------------------------------------------------
 Israel                               30
----------------------------------------------------------
----------------------------------------------------------
 Italy                                5
----------------------------------------------------------
----------------------------------------------------------
 Ivory Coast                          50
----------------------------------------------------------
----------------------------------------------------------
 Jamaica                              50
----------------------------------------------------------
 Japan                                1.75
----------------------------------------------------------
----------------------------------------------------------
 Jordan                               35
----------------------------------------------------------
----------------------------------------------------------
 Kenya                                40
----------------------------------------------------------
----------------------------------------------------------
 Korea                                7
----------------------------------------------------------
----------------------------------------------------------
 Latvia                               45
----------------------------------------------------------
----------------------------------------------------------
 Lebanon                              40
----------------------------------------------------------
----------------------------------------------------------
 Lithuania                            45
----------------------------------------------------------
----------------------------------------------------------
 Luxembourg                           6
----------------------------------------------------------
----------------------------------------------------------
 Malaysia                             5.4
----------------------------------------------------------
----------------------------------------------------------
 Mauritius                            35
----------------------------------------------------------
----------------------------------------------------------
 Mexico                               7
----------------------------------------------------------
----------------------------------------------------------
 Morocco                              40
----------------------------------------------------------
----------------------------------------------------------
 Namibia                              45
----------------------------------------------------------
----------------------------------------------------------
 Netherlands                          3.25
----------------------------------------------------------
----------------------------------------------------------
 New Zealand                          3.5
----------------------------------------------------------
----------------------------------------------------------
 Norway                               6
----------------------------------------------------------
----------------------------------------------------------
 Oman                                 45
----------------------------------------------------------
----------------------------------------------------------
 Pakistan                             28
----------------------------------------------------------
----------------------------------------------------------
 Peru                                 28
----------------------------------------------------------
----------------------------------------------------------
 Philippines                          30
----------------------------------------------------------
----------------------------------------------------------
 Poland                               30
----------------------------------------------------------
----------------------------------------------------------
 Portugal                             20
----------------------------------------------------------
----------------------------------------------------------
 Romania                              45
----------------------------------------------------------
----------------------------------------------------------
 Russia                               45
----------------------------------------------------------
----------------------------------------------------------
 Singapore                            3.8
----------------------------------------------------------
----------------------------------------------------------
 Slovak Republic                      40
----------------------------------------------------------
----------------------------------------------------------
 Slovenia                             45
----------------------------------------------------------
----------------------------------------------------------
 South Africa                         5
----------------------------------------------------------
----------------------------------------------------------
 Spain                                6
----------------------------------------------------------
----------------------------------------------------------
 Sri Lanka                            35
----------------------------------------------------------
----------------------------------------------------------
 Swaziland                            45
----------------------------------------------------------
----------------------------------------------------------
 Sweden                               6
----------------------------------------------------------
----------------------------------------------------------
 Switzerland                          2.5
----------------------------------------------------------
----------------------------------------------------------
 Taiwan                               20
----------------------------------------------------------
----------------------------------------------------------
 Thailand                             15
----------------------------------------------------------
----------------------------------------------------------
 Tunisia                              35
----------------------------------------------------------
----------------------------------------------------------
 Turkey                               30
----------------------------------------------------------
----------------------------------------------------------
 United Kingdom                       1.5
----------------------------------------------------------
----------------------------------------------------------
 Uruguay                              40
----------------------------------------------------------
----------------------------------------------------------
 Venezuela                            25
----------------------------------------------------------
----------------------------------------------------------
 Zambia                               40
----------------------------------------------------------
----------------------------------------------------------
 Zimbabwe                             40
----------------------------------------------------------

Note:  The minimum Russian asset based fee per relationship is $100,000.

                              Out of Pocket Fees
The OppenheimerFunds will reimburse JPMorgan for reasonable out-of-pocket expenses incurred on its behalf.

              Earnings Credits for Balances on Domestic Accounts
Earnings credits will be reflected on the monthly custody bills as an offset to fees.  The rates applied will be the Fed Funds Rate less 10 basis points.
The earnings credits are earned at the Fund level and are carried forward on a monthly basis throughout a one-year period.

                   Overdraft Balances on Domestic Accounts
Overdraft amounts will be reflected on the monthly custody bills at the Fund level.  The rates applied will be the Fed Funds Rate plus 50 basis points.

OppenheimerFunds, Inc.                          JPMorgan Chase Bank

on behalf of each investment

company named in Exhibit A

-------------------------------                 ----------------------------

Signature                                       Signature

-------------------------------                 ----------------------------

Print Name                                      Print Name

-------------------------------                 ----------------------------

Title                                           Title

Schedule 1

Information Regarding Country Risk
----------------------------------

      1. To aid Customer in its  determinations  regarding  Country Risk, Bank shall furnish  annually and upon the initial  placing of Financial  Assets and cash into a country the following information (check items applicable):

      A     Opinions of local counsel concerning:

_X_   i.    Whether  applicable foreign law would restrict the access afforded
            Customer's  independent  public  accountants  to books and records kept by an eligible foreign custodian located in that country.

_X__  ii.   Whether applicable  foreign law would restrict  Customer's ability to  recover  its  Financial  Assets  and cash in the  event of the bankruptcy  of an  Eligible  Foreign  Custodian  located  in  that country.

_X__  iii.  Whether applicable  foreign law would restrict  Customer's ability to recover  Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

      B.    Written information concerning:

_X__  i.    The foreseeability of expropriation,  nationalization, freezes, or confiscation of Customer's Financial Assets.

_X__  ii.   Whether  difficulties  in  converting  Customer's  cash  and  cash equivalents to U.S. dollars are reasonably foreseeable.

      C.    A market report with respect to the following topics:

      (i)   securities   regulatory   environment,   (ii)  foreign   ownership
      restrictions,  (iii) foreign  exchange,  (iv) securities  settlement and registration,  (v) taxation, and (vi) depositories (including depository evaluation), if any.

      2. To aid  Customer  in  monitoring  Country  Risk,  Bank shall  furnish board the following additional information:

      Market flashes,  including with respect to changes in the information in market reports.

Schedule 2
----------

LIST OF COUNTRIES and SUBCUSTODIANS
------------------------------------

JPMORGAN INVESTOR SERVICES

AGENT AND CASH NETWORK

-----------------------------------------------------------------------------------
COUNTRY          SUB-CUSTODIAN                    CASH CORRESPONDENT BANK
-----------------------------------------------------------------------------------
ARGENTINA        JPMorgan Chase Bank              JPMorgan Chase Bank
                 Arenales 707, 5th Floor          Buenos Aires
                 1061 Buenos Aires

                 ARGENTINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRALIA        JPMorgan Chase Bank              Australia and New Zealand
                 Level 37                         Banking Group Ltd.
                 AAP Center 259, George Street    Melbourne
                 Sydney NSW 2000
                 AUSTRALIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRIA          Bank Austria Creditanstalt AG    J.P. Morgan AG
                 Julius Tandler Platz - 3         Frankfurt
                 A-1090 Vienna
                 AUSTRIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BAHRAIN          HSBC Bank Middle East            National Bank of Bahrain
                 PO Box 57                        Manama
                 Manama, 304
                 BAHRAIN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BANGLADESH       Standard Chartered Bank          Standard Chartered Bank
                 18-20 Motijheel C.A              Dhaka
                 Box 536
                 Dhaka-1000
                 BANGLADESH
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BELGIUM          Fortis Bank N.V.                 J.P. Morgan AG
                 3 Montagne Du Parc               Frankfurt
                 1000 Brussels
                 BELGIUM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BERMUDA          The Bank of Bermuda Limited      The Bank of Bermuda Limited
                 6 Front Street                   Hamilton
                 Hamilton HMDX
                 BERMUDA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BOTSWANA         Barclays Bank of Botswana        Barclays Bank of Botswana
                 Limited                          Limited
                 Barclays House, Khama Crescent   Gaborone
                 Gaborone
                 BOTSWANA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BRAZIL           Citibank, N.A.                   Citibank, N.A..
                 Avenida Paulista, 1111           Sao Paulo
                 Sao Paulo, SP 01311-920
                 BRAZIL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BULGARIA         ING Bank N.V.                    ING Bank N.V.
                 Sofia Branch                     Sofia
                 12 Emil Bersinski Street
                 Ivan Vazov Region
                 1408 Sofia
                 BULGARIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CANADA           Royal Bank of Canada             Royal Bank of Canada
                 200 Bay Street, Suite 1500       Toronto
                 15th Floor
                 Royal Bank Plaza, North Tower
                 Toronto Ontario M5J 2J5
                 CANADA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHILE            Citibank, N.A.                   Citibank, N.A
                 Avda. Andres Bello 2687          Santiago.
                 3rd and 5th Floors
                 Santiago
                 CHILE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA - SHANGHAI The Hongkong and Shanghai        Citibank, N.A.
                 Banking                          New York
                 Corporation Limited
                 34/F, Shanghai Senmao
                 International Building
                 101 Yin Cheng East Road
                 Pudong
                 Shanghai 200120
                 THE PEOPLE'S REPUBLIC OF CHINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA - SHENZHEN The Hongkong and Shanghai        JPMorgan Chase Bank
                 Banking                          Hong Kong
                 Corporation Limited
                 1st Floor
                 Century Plaza Hotel
                 No.1 Chun Feng Lu
                 Shenzhen
                 THE PEOPLE'S REPUBLIC OF CHINA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COLOMBIA         Cititrust Colombia S.A.          Cititrust Colombia S.A.
                 Sociedad Fiduciaria              Sociedad Fiduciaria
                 Carrera 9a No 99-02              Santa Fe de Bogota
                 First Floor
                 Santa Fe de Bogota, D.C.
                 COLOMBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CROATIA          Privredna banka Zagreb d.d.      Privredna banka Zagreb d.d.
                 Savska c.28                      Zagreb
                 10000 Zagreb
                 CROATIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CYPRUS           The Cyprus Popular Bank Ltd.     The Cyprus Popular Bank Ltd.
                 154 Limassol Avenue              Nicosia
                 P.O. Box 22032
                 CY-1598 Nicosia
                 CYPRUS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CZECH REPUBLIC   Ceskoslovenska obchodni banka,   Ceskoslovenska obchodni banka,
                 a.s.                             a.s.
                 Na Porici 24                     Prague
                 110 00 Prague 1
                 CZECH REPUBLIC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
DENMARK          Danske Bank A/S                  Nordea Bank Danmark A/S
                 2-12 Holmens Kanal               Copenhagen
                 DK 1092 Copenhagen K
                 DENMARK
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ECUADOR          Citibank, N.A.                   Citibank, N.A.
                 Av. Republica de El Salvador y   Quito
                 Naciones Unidas (Esquina)
                 Quito
                 ECUADOR
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EGYPT            Citibank, N.A.                   Citibank, N.A.
                 4 Ahmed Pasha Street             Cairo
                 Garden City
                 Cairo
                 EGYPT
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ESTONIA          Hansabank                        Esti Uhispank
                 Liivalaia 8                      Tallinn
                 EE0001 Tallinn
                 ESTONIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FINLAND          Nordea Bank Finland Plc          J.P. Morgan AG
                 2598 Custody Services            Frankfurt
                 Aleksis Kiven Katu 3-5
                 FIN-00020 MERITA, Helsinki
                 FINLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FRANCE           BNP Paribas Securities Services  J.P. Morgan AG
                 S.A.                             Frankfurt
                 Ref 256
                 BP 141
                 3, Rue D'Antin
                 75078 Paris
                 Cedex 02
                 FRANCE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GERMANY          Dresdner Bank AG                 J.P. Morgan AG
                 Juergen-Ponto-Platz 1            Frankfurt
                 60284 Frankfurt/Main
                 GERMANY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GHANA            Barclays Bank of Ghana Limited   Barclays Bank of Ghana Limited
                 Barclays House, High Street      Accra
                 Accra
                 GHANA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GREECE           HSBC Bank plc                    J.P. Morgan AG
                 Messogion 109-111                Frankfurt
                 11526 Athens
                 GREECE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HONG KONG        The Hongkong and Shanghai        JPMorgan Chase Bank
                 Banking                          Hong Kong
                 Corporation Limited
                 36th Floor, Sun Hung Kai Centre
                 30 Harbour Road
                 Wan Chai
                 HONG KONG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HUNGARY          Citibank Rt.                     ING Bank Rt.
                 Szabadsag ter 7-9                Budapest
                 H-1051 Budapest V
                 HUNGARY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ICELAND          Islandsbanki-FBA                 Islandsbanki-FBA
                 Kirkjusandur 2                   Reykjavik
                 155 Reykjavik
                 ICELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDIA            Standard Chartered Bank          Standard Chartered Bank
                 Phoenix Centre, Phoenix Mills    Mumbai
                 Compound
                 Senapati Bapat Marg, Lower
                 Parel
                 Mumbai 400 013
                 INDIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDONESIA        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 World Trade Center 4th Floor     Jakarta
                 Jalan Jendral Sudirman Kav.
                 29-31
                 Jakarta 12920
                 INDONESIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IRELAND          Bank of Ireland                  J.P. Morgan AG
                 International Financial          Frankfurt
                 Services Centre
                 1 Harbourmaster Place
                 Dublin 1
                 IRELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                 Allied Irish Banks, p.l.c.       J.P. Morgan AG
                 P.O. Box 518                     Frankfurt
                 International Financial
                 Services Centre
                 Dublin 1
                 IRELAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ISRAEL           Bank Leumi le-Israel B.M         Bank Leumi le-Israel B.M.
                 35, Yehuda Halevi Street         Tel Aviv
                 61000 Tel Aviv
                 ISRAEL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ITALY            BNP Paribas Securities Services  J.P. Morgan AG
                 S.A.                             Frankfurt
                 2 Piazza San Fedele
                 20121 Milan
                 ITALY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IVORY COAST      Societe Generale de Banques en   Societe Generale
                 Cote d'Ivoire                    Paris
                 5 et 7, Avenue J. Anoma - 01
                 B.P. 1355
                 Abidjan 01
                 IVORY COAST
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAMAICA          CIBC Trust and Merchant Bank     CIBC Trust and Merchant Bank
                 Jamaica Limited                  Jamaica Limited
                 23-27 Knutsford Blvd.            Kingston
                 Kingston 10
                 JAMAICA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAPAN            Mizuho Corporate Bank, Limited   JPMorgan Chase Bank
                 6-7 Nihonbashi-Kabutocho         Tokyo
                 Chuo-Ku
                 Tokyo 103
                 JAPAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JORDAN           Arab Bank Plc                    Arab Bank Plc
                 P O Box 950544-5                 Amman
                 Amman
                 Shmeisani
                 JORDAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KAZAKHSTAN       ABN AMRO Bank Kazakhstan         ABN AMRO Bank Kazakhstan
                 45, Khadzhi Mukana Street        Almaty
                 480099 Almaty
                 KAZAKHSTAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KENYA            Barclays Bank of Kenya Limited   Barclays Bank of Kenya Limited
                 c/o Barclaytrust Investment      Nairobi
                 Services & Limited
                 Mezzanine 3, Barclays Plaza,
                 Loita Street
                 Nairobi
                 KENYA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LATVIA           Hansabanka                       Hansabanka
                 Kalku iela 26                    Riga
                 Riga, LV 1050
                 LATVIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LEBANON          HSBC Bank Middle East            JPMorgan Chase Bank
                 Ras-Beirut Branch                New York
                 P.O. Box 11-1380
                 Abdel Aziz
                 Ras-Beirut
                 LEBANON
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LITHUANIA        Vilniaus Bankas AB               Vilniaus Bankas AB
                 12 Gedimino pr.                  Vilnius
                 LT 2600 Vilnius
                 LITHUANIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LUXEMBOURG       Banque Generale du Luxembourg    J.P. Morgan AG
                 S.A.                             Frankfurt
                 50 Avenue J.F. Kennedy
                 L-2951
                 LUXEMBOURG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MALAYSIA         HSBC Bank Malaysia Berhad        HSBC Bank Malaysia Berhad
                 2 Leboh Ampang                   Kuala Lumpur
                 50100 Kuala Lumpur
                 MALAYSIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MAURITIUS        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 5/F Les Cascades Building        Port Louis
                 Edith Cavell Street
                 Port Louis
                 MAURITIUS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MEXICO           Banco J.P. Morgan, S.A.          Banco J.P. Morgan, S.A.
                 Torre Optima                     Mexico, D.F
                 Paseo de las Palmas #405 Piso
                 15
                 Lomas de Chapultepec
                 11000 Mexico, D. F.
                 MEXICO
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MOROCCO          Banque Commerciale du Maroc      Banque Commerciale du Maroc
                 S.A.                             S.A.
                 2 Boulevard Moulay Youssef       Casablanca
                 Casablanca 20000
                 MOROCCO
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NAMIBIA          Standard Bank Namibia Limited    Standard Bank of Namibia Limited
                 Mutual Platz                     Windhoek
                 Cnr. Stroebel and Post Streets
                 P.O.Box 3327
                 Windhoek
                 NAMIBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NETHERLANDS      ABN AMRO Bank N.V.               J.P. Morgan AG
                 Kemelstede 2                     Frankfurt
                 P. O. Box 3200
                 4800 De Breda
                 NETHERLANDS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NEW ZEALAND      National Nominees Limited        National Bank of New Zealand
                 Level 2 BNZ Tower                Wellington
                 125 Queen Street
                 Auckland
                 NEW ZEALAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*NIGERIA*        Stanbic Bank Nigeria Limited     The Standard Bank of South
                 188 Awolowo Road                 Africa Limited
                 P.O. Box 54746                   Johannesburg
                 Falomo, Ikoyi
                 Lagos
                 NIGERIA
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NORWAY           Den norske Bank ASA              Den norske Bank ASA
                 Stranden 21                      Oslo
                 PO Box 1171 Sentrum
                 N-0107 Oslo
                 NORWAY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
OMAN             HSBC Bank Middle East            Oman Arab Bank
                 Bait Al Falaj Main Office        Muscat
                 Ruwi, Muscat PC 112
                 OMAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PAKISTAN         Standard Chartered Bank          Standard Chartered Bank
                 Box 4896                         Karachi
                 Ismail Ibrahim Chundrigar Road
                 Karachi 74000
                 PAKISTAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PERU             Citibank, N.A.                   Banco de Credito del Peru
                 Camino Real 457                  Lima
                 Torre Real - 5th Floor
                 San Isidro, Lima 27
                 PERU
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PHILIPPINES      The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 30/F Discovery Suites            Manila
                 25 ADB Avenue
                 Ortigas Center
                 Pasig City, Manila
                 PHILIPPINES
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
POLAND           Bank Handlowy w. Warszawie S.A.  Bank Rozwoju Eksportu S.A.
                 ul. Senatorska 16                Warsaw
                 00-923 Warsaw 55
                 POLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PORTUGAL         Banco Espirito Santo, S.A        J.P. Morgan AG
                 7th floor                        Frankfurt
                 Rua Castilho, 26
                 1250-069 Lisbon
                 PORTUGAL
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ROMANIA          ING Bank N.V.                    ING Bank N.V.
                 13-15 Kiseleff Blvd              Bucharest
                 Bucharest 1
                 ROMANIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*RUSSIA*         J.P. Morgan Bank International   JPMorgan Chase Bank
                 (Limited Liability Company)      New York
                 Building 2/1, 8th floor          A/C JPMorgan Chase Bank London
                 Paveletskaya Square              (USD NOSTRO Account)
                 113054 Moscow
                 RUSSIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SINGAPORE        Standard Chartered Bank          Oversea-Chinese Banking
                 3/F, 6 Battery Road              Corporation
                 049909                           Singapore
                 SINGAPORE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVAK REPUBLIC  Ceskoslovenska obchodni banka,   Vseobecno Uverova Banka S.A.
                 a.s.                             Bratislava
                 pobocka zahranicnej banky v SR
                 Michalska 18
                 815 63 Bratislava
                 SLOVAK REPUBLIC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVENIA         Bank Austria Creditanstalt d.d.  Bank Austria Creditanstalt d.d.
                 Ljubljana                        Ljubljana
                 Wolfova 1                        Ljubljana
                 SI-1000 Ljubljana
                 SLOVENIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH AFRICA     The Standard Bank of South       The Standard Bank of South
                 Africa Limited                   Africa Limited
                 Standard Bank Centre             Johannesburg
                 1st Floor
                 5 Simmonds Street
                 Johannesburg 2001
                 SOUTH AFRICA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH KOREA      The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 5/F HSBC Building                Seoul
                 #25, Bongrae-dong 1-ga
                 Seoul
                 SOUTH KOREA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SPAIN            J.P. Morgan Bank, S.A.           J.P. Morgan AG
                 Paseo de la Castellana, 51       Frankfurt
                 28046 Madrid
                 SPAIN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SRI LANKA        The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 24 Sir Baron Jayatillaka         Colombo
                 Mawatha
                 Colombo 1
                 SRI LANKA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWEDEN           Skandinaviska Enskilda Banken    Svenska Handelsbanken
                 Sergels Torg 2                   Stockholm
                 SE-106 40 Stockholm
                 SWEDEN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWITZERLAND      UBS AG                           UBS AG
                 45 Bahnhofstrasse                Zurich
                 8021 Zurich
                 SWITZERLAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TAIWAN           JPMorgan Chase Bank              JPMorgan Chase Bank
                 14th Floor                       Taipei
                 2, Tun Hwa S. Road Sec. 1
                 Taipei
                 TAIWAN
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
THAILAND         Standard Chartered Bank          Standard Chartered Bank
                 14th Floor, Zone B               Bangkok
                 Sathorn Nakorn Tower
                 100 North Sathorn Road Bangrak
                 Bangkok 10500
                 THAILAND
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TUNISIA          Banque Internationale Arabe de   Banque Internationale Arabe de
                 Tunisie, S.A.                    Tunisie, S.A.
                 70-72 Avenue Habib Bourguiba     Tunis
                 P.O. Box 520
                 1080 Tunis Cedex
                 TUNISIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TURKEY           JPMorgan Chase Bank              JPMorgan Chase Bank
                 Emirhan Cad. No: 145             Istanbul
                 Atakule, A Blok Kat:11
                 80700-Dikilitas/Besiktas
                 Istanbul
                 TURKEY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
*UKRAINE*        ING Bank Ukraine                 ING Bank Ukraine
                 28 Kominterna Street             Kiev
                 5th Floor
                 Kiev, 252032
                 UKRAINE
-----------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.A.E.           HSBC Bank Middle East            The National Bank of Abu Dhabi
                 P.O. Box 66                      Abu Dhabi
                 Dubai
                 UNITED ARAB EMIRATES
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.K.             JPMorgan Chase Bank              National Westminster Bank
                 Crosby Court                     London
                 Ground Floor
                 38 Bishopsgate
                 London EC2N 4AJ
                 UNITED KINGDOM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
URUGUAY          BankBoston, N.A.                 BankBoston, N.A
                 Zabala 1463                      Montevideo.
                 Montevideo
                 URUGUAY
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
U.S.A.           JPMorgan Chase Bank              JPMorgan Chase Bank
                 4 New York Plaza                 New York
                 New York
                 NY 10004
                 U.S.A.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VENEZUELA        Citibank, N.A.                   Citibank, N.A.
                 Carmelitas a Altagracia          Caracas
                 Edificio Citibank
                 Caracas 1010
                 VENEZUELA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VIETNAM          The Hongkong and Shanghai        The Hongkong and Shanghai
                 Banking                          Banking
                 Corporation Limited              Corporation Limited
                 75 Pham Hong Thai, District 1    Ho Chi Minh City
                 Ho Chi Minh City
                 VIETNAM
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZAMBIA           Barclays Bank of Zambia Limited  Barclays Bank of Zambia Limited
                 Kafue House, Cairo Road          Lusaka
                 Lusaka
                 ZAMBIA
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZIMBABWE         Barclays Bank of Zimbabwe        Barclays Bank of Zimbabwe
                 Limited                          Limited
                 2nd Floor, 3 Anchor House        Harare
                 Jason Mayo Avenue
                 Harare
                 ZIMBABWE
-----------------------------------------------------------------------------------

Schedule 3
----------

ELIGIBLE SECURITIES DEPOSITORIES
--------------------------------

JPMORGAN INVESTOR SERVICES

SECURITIES DEPOSITORIES

-----------------------------------------------------------------------------------
COUNTRY           DEPOSITORY                       INSTRUMENTS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ARGENTINA         CVSA                             Equity, Corporate Debt,
                  (Caja de Valores S.A.)           Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CRYL                             Government Debt
                  (Central de Registration y
                  Liquidacion de Instrumentos de
                  Endeudamiento Publico)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRALIA         Austraclear Limited              Corporate Debt, Money Market,
                                                   Government Debt and
                                                   Semi-Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CHESS                            Equity
                  (Clearing House Electronic
                  Sub-register System)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AUSTRIA           OeKB                             Equity, Corporate Debt,
                  (Oesterreichische Kontrollbank   Government Debt
                  AG)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BELGIUM           CIK                              Equity, Corporate Debt
                  (Caisse Interprofessionnelle de
                  Depots et de Virements de
                  Titres S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NBB                              Corporate Debt, Government Debt
                  (National Bank of Belgium)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BRAZIL            CBLC                             Equity
                  (Companhia Brasileira de
                  Liquidacao e Custodia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CETIP                            Corporate Debt
                  (Central de Custodia e
                  Liquidacao Financiera de
                  Titulos Privados)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  SELIC                            Government Debt
                  (Sistema Especial de Liquidacao
                  e Custodia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
BULGARIA          BNB                              Government Debt
                  (Bulgaria National Bank)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CDAD                             Equity, Corporate Debt
                  (Central Depository A.D.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CANADA            CDS                              Equity, Corporate, Government
                  (The Canadian Depository for     Debt
                  Securities Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHILE             DCV                              Equity, Corporate Debt,
                  (Deposito Central de Valores     Government Debt
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA, SHANGHAI   CSDCC, Shanghai Branch           Equity
                  (China Securities Depository
                  and Clearing Corporation
                  Limited, Shanghai Branch)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CHINA, SHENZHEN   CSDCC, Shenzhen Branch           Equity
                  (China Securities Depository
                  and Clearing Corporation Ltd,
                  Shenzhen Branch)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COLOMBIA          DCV                              Government Debt
                  (Deposito Central de Valores)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  DECEVAL                          Equity, Corporate Debt,
                  (Deposito Centralizado de        Government Debt
                  Valores de Colombia S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CROATIA           SDA                              Equity, Government Debt
                  (Central Depository Agency Inc.
                  - Stredisnja depozitarna
                  agencija d.d.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  MOF                              Short-term debt issued by the
                  (Ministry of Finance of the      Ministry of Finance.
                  Republic of Croatia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CNB                              Short-term debt issued by the
                  (Croatian National Bank)         National Bank of Croatia.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CZECH REPUBLIC    SCP                              Equity, Corporate Debt,
                  (Stredisko cennych papiru -      Government Debt
                  Ceska republica)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CNB                              Government Debt
                  (Czech National Bank)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
DENMARK           VP                               Equity, Corporate Debt,
                  (Vaerdipapircentralen A/S)       Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EGYPT             MCSD                             Equity, Corporate Debt
                  (Misr for Clearing, Settlement
                  and Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ESTONIA           ECDS                             Equity, Corporate Debt,
                  (Estonian Central Depository     Government Debt
                  for Securities Limited - Eesti
                  Vaatpaberite Keskdepositoorium)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
EUROMARKET        DCC                              Euro-CDs
                  (The Depository and Clearing
                  Centre)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CBL                              Internationally Traded Debt,
                  (Clearstream Banking, S.A.)      Equity
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  Euroclear Bank                   Internationally Traded Debt,
                                                   Equity
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FINLAND           APK                              Equity, Corporate Debt,
                  (Finnish Central Securities      Government Debt
                  Depository Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FRANCE            Euroclear France                 Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GERMANY           CBF                              Equity, Corporate Debt,
                  (Clearstream Banking AG)         Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
GREECE            CSD                              Equity, Corporate Debt
                  (Central Securities Depository
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoG                              Government Debt
                  (Bank of Greece)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HONG KONG         HKSCC                            Equity
                  (Hong Kong Securities Clearing
                  Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CMU                              Corporate Debt, Government Debt
                  (Central Moneymarkets Unit)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HUNGARY           KELER                            Equity, Corporate Debt,
                  (Central Clearing House and      Government Debt
                  Depository (Budapest) Ltd. -
                  Kozponti Elszamolohaz es
                  Ertektar (Budapest) Rt.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ICELAND           ISD                              Equity, Corporate Debt,
                  (The Islandic Securities         Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDIA             NSDL                             Equity, Corporate Debt,
                  (National Securities Depository  Government Debt
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CDSL                             Equity
                  (Central Depository Services
                  (India) Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  RBI                              Government Debt
                  (Reserve Bank of India)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
INDONESIA         KSEI                             Equity, Corporate Debt
                  (PT Kustodian Sentral Efek
                  Indonesia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IRELAND           CREST                            Equity, Corporate Debt
                  (CRESTCo Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ISRAEL            TECH                             Equity, Corporate Debt,
                  (Tel Aviv Stock Exchange         Government Debt
                  Clearing House Ltd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ITALY             Monte Titoli S.p.A.              Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
IVORY COAST       DC/BR                            Equity
                  (Le Depositaire Central /
                  Banque de Reglement)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAMAICA           JCSD                             Equity, Corporate Debt,
                  (Jamaica Central Securities      Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
JAPAN             JASDEC                           Equity, Convertible Debt
                  (Japan Securities Depository
                  Center, Incorporated)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoJ                              Registered Government Debt
                  (Bank of Japan)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KAZAHKSTAN        CSD                              Equity
                  (Central Securities Depository
                  CJSC)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
KENYA             CBCD                             Government Debt
                  (Central Bank Central
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LATVIA            LCD                              Equity, Corporate Debt,
                  (Latvian Central Depository)     Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LEBANON           Midclear S.A.L.                  Equity
                  (Custodian and Clearing Center
                  of Financial Instruments for
                  Lebanon and the Middle East
                  S.A.L.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LITHUANIA         CSDL                             Equity, Corporate Debt,
                  (Central Securities Depository   Government Debt
                  of Lithuania)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
LUXEMBOURG        CBL                              Equity
                  (Clearstream Banking S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MALAYSIA          MCD                              Equity, Corporate Debt
                  (Malaysian Central Depository
                  Sdn. Bhd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BNM                              Government Debt
                  (Bank Negara Malaysia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MAURITIUS         CDS                              Equity, Corporate Debt
                  (Central Depository and
                  Settlement Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MEXICO            INDEVAL                          Equity, Corporate Debt,
                  (S.D. INDEVAL S.A. de C.V.)      Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MOROCCO           Maroclear                        Equity, Corporate Debt,
                                                   Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NETHERLANDS       NECIGEF                          Equity, Corporate Debt,
                  (Nederlands Centraal Insituut    Government Debt
                  voor Giraal Effectenverkeer
                  B.V.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NEW ZEALAND       NZCSD                            Equity, Corporate Debt,
                  (New Zealand Central Securities  Government Debt
                  Depository)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NIGERIA           CSCS                             Equity, Corporate Debt,
                  (Central Securities Clearing     Government Debt
                  System Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NORWAY            VPS                              Equity, Corporate Debt,
                  (Verdipapirsentralen)            Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
OMAN              MDSRC                            Equity, Corporate Debt
                  (The Muscat Depository and
                  Securities Registration
                  Company, S.A.O.C.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PAKISTAN          CDC                              Equity, Corporate Debt
                  (Central Depository Company of
                  Pakistan Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  SBP                              Government Debt
                  (State Bank of Pakistan)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PERU              CAVALI                           Equity, Corporate Debt,
                  (CAVALI ICLV S.A.)               Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PHILIPPINES       PCD                              Equity
                  (Philippine Central Depository,
                  Inc.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  ROSS                             Government Debt
                  (Bangko Sentral ng Pilipinas /
                  Register of Scripless
                  Securities)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
POLAND            NDS                              Equity, Long-Term Government
                  (National Depository for         Debt
                  Securities S.A.)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                  CRT                              Short-Term Government Debt
                  (Central Registry of
                  Treasury-Bills)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PORTUGAL          INTERBOLSA                       Equity, Corporate Debt,
                  (Sociedade Gestora de Sistemas   Government Debt
                  de Liquidacao e de Sistemas
                  Centralizados de Valores
                  Mobiliarios, S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ROMANIA           SNCDD                            Equity
                  (National Company for Clearing,
                  Settlement and Depository for
                  Securities)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BSE                              Equity
                  (Bucharest Stock Exchange)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RUSSIA            VTB                              Equity, Corporate Debt,
                  (Vneshtorgbank)                  Government Debt (Ministry of
                                                   Finance Bonds)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NDC                              Equity, Corporate Debt,
                  (National Depository Centre)     Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SINGAPORE         CDP                              Equity, Corporate Debt
                  (The Central Depository (Pte)
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  MAS                              Government Debt
                  (Monetary Authority of
                  Singapore)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVAK REPUBLIC   SCP                              Equity, Corporate Debt,
                  (Stredisko cennych papierov SR,  Government Debt
                  a.s.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  NBS                              Government Debt
                  (National Bank of Slovakia)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SLOVENIA          KDD                              Equity, Corporate Debt,
                  (Centralna klirinsko depotna     Government Debt
                  druzba d.d.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH AFRICA      CD                               Corporate Debt, Government Debt
                  (The Central Depository Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  STRATE                           Equity
                  (Share Transactions Totally
                  Electronic)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SOUTH KOREA       KSD                              Equity, Corporate Debt,
                  (Korea Securities Depository)    Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SPAIN             SCLV                             Equity, Corporate Debt
                  (Servicio de Compensacion y
                  Liquidacion de Valores, S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  Bank of Spain                    Corporate Debt, Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SRI LANKA         CDS                              Equity, Corporate Debt
                  (Central Depository System
                  (Private) Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWEDEN            VPC                              Equity, Corporate Debt,
                  (Vardepapperscentralen AB)       Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SWITZERLAND       SIS                              Equity, Corporate Debt,
                  (SIS SegaInterSettle AG)         Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TAIWAN            TSCD                             Equity, Government Debt
                  (Taiwan Securities Central
                  Depository Co., Ltd.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
THAILAND          TSD                              Equity, Corporate Debt,
                  (Thailand Securities Depository  Government Debt
                  Company Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TUNISIA           STICODEVAM                       Equity, Corporate Debt,
                  (Societe Tunisienne              Government Debt
                  Interprofessionnelle pour la
                  Compensation et le Depot des
                  Valeurs Mobilieres)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TURKEY            TAKASBANK                        Equity, Corporate Debt,
                  (IMKB Takas ve Saklama Bankasi   Government Debt
                  A.S.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED ARAB       DFM                              Equity, Corporate Debt,
EMIRATES          (Dubai Financial Market          Government Debt
                  Clearing House)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED KINGDOM    CREST                            Equity, Corporate Debt,
                  (CRESTCo Limited)                Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CMO                              Sterling & Euro CDs,
                  (Central Moneymarkets Office)    Commercial Paper
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
UNITED STATES     DTC                              Equity, Corporate Debt
                  (Depository Trust Company)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  FED                              Government Debt, Mortgage Back
                  (The Federal Reserve Book-Entry  Debt
                  System)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VENEZUELA         BCV                              Government Debt
                  (Banco Central de Venezuela)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  CVV                              Equity, Corporate Debt, Money
                  (Caja Venezolana de Valores,     Market
                  S.A.)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
VIETNAM           SCC                              Equity, Corporate Debt,
                  (Securities Custody Centre)      Government Debt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ZAMBIA            CSD                              Equity, Government Debt
                  (LuSE Central Shares Depository
                  Limited)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                  BoZ                              Government Debt
                  (Bank of Zambia)
-----------------------------------------------------------------------------------